EXHIBIT 4.1


                                                                  EXECUTION COPY


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                                    INDENTURE


                                      Among


                        TEVA PHARMACEUTICAL FINANCE B.V.

                                  the Company,


                     TEVA PHARMACEUTICAL INDUSTRIES LIMITED,

                                  the Guarantor

                                       and


                              THE BANK OF NEW YORK,
                                   as Trustee



                  0.375% CONVERTIBLE SENIOR DEBENTURES DUE 2022



                          Dated as of November 18, 2002




================================================================================

                             CROSS-REFERENCE TABLE*

Trust Indenture                                                      Indenture
Act Section                                                           Section
---------------                                                      ---------

310(a)(1)...................................................             5.11
   (a)(2)...................................................             5.11
   (a)(3)...................................................              n/a
   (a)(4)...................................................              n/a
   (a)(5)...................................................             5.11
   (b)......................................................        5.3; 5.11
   (c)......................................................              n/a

311(a)......................................................             5.12
   (b)......................................................             5.12
   (c)......................................................              n/a

312(a)......................................................             2.12
   (b)......................................................             13.3
   (c)......................................................             13.3

313(a)......................................................              5.7
   (b)(1)...................................................              n/a
   (b)(2)...................................................              5.7
   (c)......................................................        5.7; 13.2
   (d)......................................................              5.7

314(a)(1), (2), (3).........................................        9.7; 13.6
   (a)(4)...................................................   9.7; 9.8; 13.6
   (b)......................................................              n/a
   (c)(1)...................................................             13.5
   (c)(2)...................................................             13.5
   (c)(3)...................................................              n/a
   (d)......................................................              n/a
   (e)......................................................             13.6
   (f)......................................................              n/a

315(a)......................................................           5.1(a)
   (b)......................................................        5.6; 14.2
   (c)......................................................           5.1(b)
   (d)......................................................           5.1(c)
   (e)......................................................             4.14

316(a)(last sentence).......................................             2.15
   (a)(1)(A)................................................              4.5
   (a)(1)(B)................................................              4.4
   (a)(2)...................................................              n/a


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   (b)......................................................              4.7
   (c)......................................................              7.4

317(a)(1)...................................................              4.8
   (a)(2)...................................................              4.9
   (b)......................................................              2.7

318(a)......................................................             13.1
   (b)......................................................              n/a
   (c)......................................................             13.1

------------------

"n/a" means not applicable.

*This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.


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                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

      Section 1.1    Definitions.............................................1

      Section 1.2    Incorporation by Reference of Trust Indenture
                     Act....................................................14

      Section 1.3    Rules of Construction..................................14

                                    ARTICLE 2
                        THE SECURITIES AND THE GUARANTEES

      Section 2.1    Title and Terms........................................15

      Section 2.2    Form of Securities.....................................16

      Section 2.3    Legends................................................17

      Section 2.4    Form of Guarantee......................................21

      Section 2.5    Guarantee of Securities................................22

      Section 2.6    Execution, Authentication, Delivery and Dating
                     of the Securities......................................23

      Section 2.7    Registrar and Paying Agent.............................24

      Section 2.8    Paying Agent to Hold Assets in Trust...................25

      Section 2.9    General Provisions Relating to Transfer and
                     Exchange...............................................25

      Section 2.10   Book-Entry Provisions for the Global Securities........26

      Section 2.11   Special Transfer Provisions............................28

      Section 2.12   Holder Lists...........................................31

      Section 2.13   Persons Deemed Owners..................................31

      Section 2.14   Mutilated, Destroyed, Lost or Stolen Securities........31

      Section 2.15   Treasury Securities....................................32

      Section 2.16   Temporary Securities...................................32

      Section 2.17   Cancellation...........................................33

      Section 2.18   CUSIP Numbers..........................................33

      Section 2.19   Defaulted Interest.....................................33

      Section 2.20   Execution of Guarantees................................33

      Section 2.21   Add On Securities......................................34

                                    ARTICLE 3
                           SATISFACTION AND DISCHARGE

      Section 3.1    Satisfaction and Discharge of Indenture................36

      Section 3.2    Deposited Monies to be Held in Trust...................37

      Section 3.3    Return of Unclaimed Monies.............................37


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                                    ARTICLE 4
                              DEFAULTS AND REMEDIES

      Section 4.1    Events of Default......................................38

      Section 4.2    Acceleration of Maturity; Rescission and
                     Annulment..............................................39

      Section 4.3    Other Remedies.........................................40

      Section 4.4    Waiver of Past Defaults................................40

      Section 4.5    Control by Majority....................................41

      Section 4.6    Limitation on Suit.....................................41

      Section 4.7    Unconditional Rights of Holders to Receive
                     Payment and to Convert.................................42

      Section 4.8    Collection of Indebtedness and Suits for
                     Enforcement by the Trustee.............................42

      Section 4.9    Trustee May File Proofs of Claim.......................43

      Section 4.10   Restoration of Rights and Remedies.....................44

      Section 4.11   Rights and Remedies Cumulative.........................44

      Section 4.12   Delay or Omission Not Waiver...........................44

      Section 4.13   Application of Money Collected.........................44

      Section 4.14   Undertaking for Costs..................................44

      Section 4.15   Waiver of Stay or Extension Laws.......................45

                                    ARTICLE 5
                                   THE TRUSTEE

      Section 5.1    Certain Duties and Responsibilities....................45

      Section 5.2    Certain Rights of Trustee..............................47

      Section 5.3    Individual Rights of Trustee...........................48

      Section 5.4    Money Held in Trust....................................48

      Section 5.5    Trustee's Disclaimer...................................48

      Section 5.6    Notice of Defaults.....................................48

      Section 5.7    Reports by Trustee to Holders..........................48

      Section 5.8    Compensation and Indemnification.......................49

      Section 5.9    Replacement of Trustee.................................49

      Section 5.10   Successor Trustee by Merger, Etc.......................50

      Section 5.11   Corporate Trustee Required; Eligibility................50

      Section 5.12   Collection of Claims Against the Company...............51


                                       iv

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                                    ARTICLE 6
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

      Section 6.1    Company or Guarantor May Consolidate, Etc.,
                     Only on Certain Terms..................................51

      Section 6.2    Successor Corporation Substituted......................52

      Section 6.3    Guarantor to be the Sole Equityholder of the
                     Company................................................52

                                    ARTICLE 7
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

      Section 7.1    Without Consent of Holders of Securities...............52

      Section 7.2    With Consent of Holders of Securities..................53

      Section 7.3    Compliance with Trust Indenture Act....................54

      Section 7.4    Revocation of Consents and Effect of Consents
                     or Votes...............................................55

      Section 7.5    Notation on or Exchange of Securities..................55

      Section 7.6    Trustee to Sign Amendment, Etc.........................55

                                    ARTICLE 8
                        MEETING OF HOLDERS OF SECURITIES

      Section 8.1    Purposes for Which Meetings May Be Called..............56

      Section 8.2    Call Notice and Place of Meetings......................56

      Section 8.3    Persons Entitled to Vote at Meetings...................56

      Section 8.4    Quorum; Action.........................................56

      Section 8.5    Determination of Voting Rights; Conduct and
                     Adjournment of Meetings................................57

      Section 8.6    Counting Votes and Recording Action of Meetings........58

                                    ARTICLE 9
                                    COVENANTS

      Section 9.1    Payment of Principal and Interest......................58

      Section 9.2    Restrictions on Certain Payments.......................59

      Section 9.3    Payment of Additional Tax Amounts......................59

      Section 9.4    Maintenance of Offices or Agencies.....................59

      Section 9.5    Corporate Existence....................................60

      Section 9.6    [Intentionally Omitted]................................60

      Section 9.7    Reports................................................60

      Section 9.8    Compliance Certificate.................................61

      Section 9.9    Resale of Certain Securities...........................61


                                       v

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                                   ARTICLE 10
                            REDEMPTION OF SECURITIES

      Section 10.1   Optional Redemption....................................62

      Section 10.2   Notice to Trustee......................................62

      Section 10.3   Selection of Securities to Be Redeemed.................62

      Section 10.4   Notice of Redemption...................................63

      Section 10.5   Effect of Notice of Redemption.........................63

      Section 10.6   Deposit of Redemption Price............................64

      Section 10.7   Securities Redeemed in Part............................64

                                   ARTICLE 11
                      REPURCHASE AT THE OPTION OF A HOLDER

      Section 11.1   Repurchase Rights......................................64

      Section 11.2   Conditions to the Company's Election to Pay the
                     Repurchase Price in ADRs...............................65

      Section 11.3   Notices; Method of Exercising Repurchase Right,
                     Etc....................................................66

                                   ARTICLE 12
                            CONVERSION OF SECURITIES

      Section 12.1   Conversion Right and Conversion Price..................70

      Section 12.2   Exercise of Conversion Right...........................72

      Section 12.3   Fractions of ADRs......................................73

      Section 12.4   Adjustment of Conversion Price.........................73

      Section 12.5   Notice of Adjustments of Conversion Price..............82

      Section 12.6   Notice Prior to Certain Actions........................82

      Section 12.7   Guarantor to Reserve Ordinary Shares...................83

      Section 12.8   Covenant as to Ordinary Shares.........................83

      Section 12.9   Guarantor's Covenant Regarding the Delivery of
                     ADRs...................................................83

      Section 12.10  Distribution of Ordinary Shares Instead of ADRs........83

      Section 12.11  Taxes on Conversions...................................84

      Section 12.12  Cancellation of Converted Securities...................84

      Section 12.13  Effect of Reclassification, Consolidation,
                     Merger or Sale.........................................84

      Section 12.14  Responsibility of Trustee for Conversion
                     Provisions.............................................85

                                   ARTICLE 13
                     OTHER PROVISIONS OF GENERAL APPLICATION

      Section 13.1   Trust Indenture Act Controls...........................86


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      Section 13.2   Notices................................................86

      Section 13.3   Communication by Holders with Other Holders............87

      Section 13.4   Acts of Holders of Securities..........................88

      Section 13.5   Certificate and Opinion as to Conditions
                     Precedent..............................................88

      Section 13.6   Statements Required in Certificate or Opinion..........89

      Section 13.7   Effect of Headings and Table of Contents...............90

      Section 13.8   Successors and Assigns.................................90

      Section 13.9   Separability Clause....................................90

      Section 13.10  Benefits of Indenture..................................90

      Section 13.11  Section Governing Law..................................90

      Section 13.12  Submission to Jurisdiction; Consent to Service;
                     Waivers................................................90

      Section 13.13  Counterparts...........................................91

      Section 13.14  Legal Holidays.........................................91

      Section 13.15  Recourse Against Others................................92

EXHIBITS
EXHIBIT A:  Form of Security...............................................A-1
EXHIBIT B:  Form of Investment Representation Letter.......................B-1
EXHIBIT C:  Form of Regulation S Letter....................................C-1

     INDENTURE, dated as of November 18, 2002, among Teva Pharmaceutical Finance B.V., a company duly organized and existing under the laws of the Netherlands Antilles, having its principal office at c/o MeesPierson Trust (Curacao) N.V., J.B. Gorsiraweg 14, Curacao, Netherlands Antilles (the "Company"), Teva Pharmaceutical Industries Limited, a corporation duly organized and existing under the laws of Israel having its principal office at 5 Basel Street, P.O. Box 3190, Petach Tikva 49131, Israel (the "Guarantor"), and The Bank of New York, a New York banking corporation, as Trustee (the "Trustee"), having its principal corporate trust office at 101 Barclay Street, Floor 21W, New York, New York 10286.

                    RECITALS OF THE COMPANY AND THE GUARANTOR

     The Company has duly authorized the creation of its 0.375% Convertible Senior Debentures due 2022 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     The Guarantor has irrevocably and unconditionally guaranteed the punctual payment when due, whether at maturity, upon redemption or by acceleration or otherwise, of the principal of and interest and Additional Amounts, if any, on the Securities (the "Guarantees").

     All things necessary to make the Securities, when the Securities are executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

     All things necessary to make the Guarantees, when the Guarantees are executed by the Guarantor and delivered hereunder and duly issued by the Guarantor and endorsed on the Securities, the valid obligation of the Guarantor, and to make this Indenture a valid agreement of the Guarantor in accordance with their and its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.1 Definitions.
                 ------------

     For all purposes of this Indenture and the Securities, the following terms are defined as follows:

          "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 13.4(a).


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


          "Additional Amounts" means all amounts, if any, payable pursuant to
     Section 3 of the Registration Rights Agreement.

          "Additional Tax Amount" has the meaning specified in Section 9.3.

          "Add On Security Board Resolutions" means Board Resolutions providing for the issuance of Add On Securities.

          "Add On Security Supplemental Indenture" means a supplement to this Indenture duly executed and delivered by the Company, the Guarantor and the Trustee pursuant to Section 7.1(j) providing for the issuance of Add On Securities.

          "Add On Securities" means any Securities originally issued after the date hereof pursuant to Section 2.21, including any replacement Securities as specified in the relevant Add On Security Board Resolutions or Add On Security Supplemental Indenture issued therefor in accordance with this Indenture.

          "Adjusted Interest Rate" means, with respect to any Reset Transaction, the rate per annum that is the arithmetic average of the rates quoted by two Reference Dealers selected by the Company or its successor as the rate at which interest on the Securities should accrue so that the fair market value, expressed in dollars, of a Security immediately after the later of:

               (1) the public announcement of such Reset Transaction; or

               (2) the public announcement of a change in dividend policy in connection with such Reset Transaction;

     will most closely equal the average Trading Price of a Security for the 20 Trading Days preceding the date of such public announcement; provided that the Adjusted Interest Rate shall not be less than 0.375% per annum.

          "ADSs" means the American Depositary Shares representing Deposited Securities.

          "ADR Depositary" means The Bank of New York, a New York banking corporation, and any successor as depositary under the Deposit Agreement.

          "ADRs" means the American Depositary Receipts issued under the Deposit Agreement evidencing the ADSs.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent Member" has the meaning stated in Section 2.10.

          "Bankruptcy Law" means Title 11 of the U.S. Code or any similar federal or state law for the relief of debtors.

          "Board of Directors" means either the board of managers of the Company or the board of directors of the Guarantor, as the case may be, or any committee of that board empowered to act for it with respect to this Indenture.

          "Board Resolution" means a resolution duly adopted by a Board of Directors, a copy of which, certified by the Secretary, an Assistant Secretary or a Managing Director of the Company or the Guarantor, as the case may be, to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment or Place of Conversion, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or Place of Conversion, as the case may be, are authorized or obligated by law to close.

          "Change of Control" means the occurrence of any of the following after the original issuance of the Securities:

               (1) the acquisition by any Person of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Guarantor entitling such person to exercise 50% or more of the total voting power of all shares of capital stock of the Guarantor entitled to vote generally in elections of directors, other than any such acquisition by the Guarantor, any subsidiary of the Guarantor or any employee benefit plan of the Guarantor or any subsidiary of the Guarantor; or

               (2) any consolidation or merger of the Guarantor with or into any other Person, any merger of another Person into the Guarantor, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the properties and assets of the Guarantor to another Person, other than in each case any such transaction (x) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of the Guarantor or (y) pursuant to which holders of capital stock of the Guarantor immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock of the Guarantor entitled to vote generally in the election of directors of the continuing or surviving person immediately after such transaction;

     provided, however, that a Change of Control shall not be deemed to have occurred if (A) at least 90% of the consideration in the transaction or transactions constituting a Change in Control consists of securities traded or to be traded immediately following such change in control on a U.S. national securities exchange or the Nasdaq National Market and, as a result of such transaction or transactions, the Securities become convertible solely into such securities; or (B) the Trading Price per ADR for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change of Control or the public announcement of the Change of Control, in the case of a Change of Control described in clause (1) of this definition of Change of Control, or the period of 10 consecutive Trading Days ending immediately before the Change of Control, in the case of a Change of Control described in clause (2) of this definition of Change of Control, shall equal or exceed 110% of the Conversion Price of the Securities in effect on each such Trading Day. As used in this definition, the term "beneficial ownership" shall have the same meaning as such term has in Rule 13d-3 promulgated by the SEC under the Exchange Act, and the term "Person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

          "Clearstream" means Clearstream Banking, societe anonyme (formerly Cedelbank).

          "Closing Date" means November 18, 2002 or such later date on which the Securities may be delivered pursuant to the Purchase Agreement.

          "Company" means the company named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Notice" has the meaning specified in Section 11.3.

          "Company Order" means a written order signed in the name of the Company by any Managing Director or a duly authorized Attorney-in-Fact of the Company, and delivered to the Trustee.

          "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article 12.

          "Conversion Period" means the period from and including the 30th Trading Day in a fiscal quarter of the Guarantor to, but not including, the 30th Trading Day in the immediately following fiscal quarter.

          "Conversion Price" has the meaning specified in Section 12.1.

          "Conversion Rate" means the number of ADRs of the Guarantor into which each $1,000 principal amount of Securities is convertible.

          "Conversion Value," with respect to any date, means the product of the Trading Price of the ADRs of the Guarantor on such date, multiplied by the Conversion Rate then in effect.

          "Corporate Trust Office" means for purposes of presentation or surrender of Securities for payment, registration, transfer, exchange or conversion or for service of


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


     notices or demands upon the Company or for any other purpose of this Indenture, the office of the Trustee located in The City of New York at which at any particular time its corporate trust business shall be administered (which at the date of this Indenture is located at 101 Barclay Street, New York, New York 10286).

          "corporation" means corporations, associations, limited liability companies, companies and business trusts.

          "Current Market Price" has the meaning set forth in Section 12.4(g).

          "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          "Default" means an event which is, or after notice or lapse of time or both would be, an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 2.19.

          "Depositary" means The Depository Trust Company, its nominees and their respective successors.

          "Deposit Agreement" means the Amended and Restated Deposit Agreement dated February 12, 1997 among the Guarantor, the Bank of New York, as Depositary, and Owners and Holders of American Depositary Receipts, and as the same may be amended in accordance with its terms hereafter and, in relation to any ADRs that are Restricted Securities, such agreement as it may be modified to implement the restrictions on transfer of the ADRs set forth in the Offering Memorandum dated November 13, 2002 in respect of the Securities.

          "Deposited Securities" means Ordinary Shares deposited or deemed to be deposited under the Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect thereof and at such time held under the Deposit Agreement.

          "Dividend Yield" on any security (including an ADR) for any period means the dividends paid or proposed to be paid pursuant to an announced dividend policy on such security (or, in the case of ADRs, on the aggregate securities represented by such ADRs) for such period divided by, if with respect to dividends paid on such security (or, in the case of ADRs, on the securities represented thereby), the average Trading Price of such security during such period and, if with respect to dividends proposed to be paid on such security (or, in the case of ADRs, on the securities represented thereby), the Trading Price of such security on the effective date of the related Reset Transaction.

          "Dollar," "U.S. Dollar" or "U.S. $" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

          "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System.

          "Event of Default" has the meaning specified in Section 4.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Expiration Time" has the meaning specified in Section 12.4(f).

          "fair market value" has the meaning set forth in Section 12.4(g).

          "First Optional Repurchase Date" has the meaning set forth in Section 11.1.

          "First Optional Repurchase Right" has the meaning set forth in Section 11.1.

          "Fundamental Change Repurchase Date" has the meaning specified in
     Section 11.1(b).

          "Fundamental Change Repurchase Right" has the meaning specified in
     Section 11.1(b).

          "Global Security" has the meaning specified in Section 2.2(b).

          "Guarantees" means the guarantees of the Guarantor to be endorsed on the Securities authenticated and delivered hereunder.

          "guarantee" means any obligation, contingent or otherwise, of any Person, directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

               (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or maintain financial statement conditions or otherwise); or

               (2) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

     provided, however, that the term "guarantee" will not include endorsements for collection or deposit in the ordinary course of business. The term "guarantee" used as a verb has a corresponding meaning.

          "Guarantor" means the corporation named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

          "Holder", when used with respect to any Security, including any Global Security, means the Person in whose name the Security is registered in the Register.

          "Indebtedness" means, with respect to any Person:

               (1) any liability for borrowed money, or evidenced by an instrument for the payment of money, or incurred in connection with the acquisition of any property, services or assets (including securities), or relating to a capitalized lease obligation, other than accounts payable or any other indebtedness to trade creditors created or assumed by such Person in the ordinary course of business in connection with the obtaining of materials or services;

               (2) obligations under exchange rate contracts or interest rate protection agreements;

               (3) any obligations to reimburse the issuer of any letter of credit, surety bond, performance bond or other guarantee of contractual performance;

               (4) any liability of another person of the type referred to in clause (1), (2) or (3) of this definition which has been assumed or guaranteed by such person; and

               (5) any obligations described in clauses (1) through (4) of this definition secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such person.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Initial Purchasers" mean Lehman Brothers Inc. and Salomon Smith Barney Inc.

          "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act.

          "Interest Payment Date" means each of May 15 and November 15 beginning May 15, 2003; provided, however, that if any such date is not a Business Day, the Interest Payment Date shall be the next succeeding Business Day.

          "Interest Rate" means, (a) prior to the occurrence of any Reset Transaction, 0.375% per annum, and (b) following the occurrence of a Reset Transaction, the Adjusted Interest Rate related to such Reset Transaction to, but not including the effective date of any succeeding Reset Transaction.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

          "Maturity" means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, conversion, call for redemption, exercise of a Repurchase Right or otherwise.

          "Nasdaq National Market" means the National Association of Securities Dealers Automated Quotation National Market or any successor national securities exchange or automated over-the-counter trading market in the United States.

          "Non-institutional Accredited Investor" means a Person that is an "accredited investor" as that term is defined in Rule 501(a) (4), (5) or
     (6) under the Securities Act.

          "Officer" of the Guarantor means the Chairman of the Board, the Chief Executive Officer, Chief Operating Officer, the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, any Vice President, the Secretary or any Assistant Secretary of the Company or the Guarantor, respectively and of the Company means any Managing Director or a duly authorized Attorney-in-Fact.

          "Officers' Certificate" means, (a) with respect to the Guarantor, a certificate signed by both (1) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (2) so long as not the same as the officer signing pursuant to clause (1), the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Guarantor and delivered to the Trustee; and (b) with respect to the Company, a certificate signed by any Managing Director of the Company or a duly authorized Attorney-in-Fact and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company and/or the Guarantor (and may include directors or employees of the Company and/or the Guarantor) and who is acceptable to the Trustee, which acceptance shall not be unreasonably withheld.

          "Optional Repurchase Date" has the meaning specified in Section 11.1.

          "Optional Repurchase Right" has the meaning specified in Section 11.1(a).

          "Ordinary Shares" means any and all equity securities of any class of the Guarantor which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Guarantor and which is not subject to redemption by the Guarantor; provided, however, subject to the provisions of Section 12.10, shares issuable on conversion of Securities shall include only shares of the class designated as Ordinary Shares, par value NIS 0.10 per share, of the Guarantor at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Guarantor and which are not subject to redemption by the Guarantor; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except Securities:

               (1) previously canceled by the Trustee or delivered to the Trustee for cancellation;

               (2) for the payment or redemption of which money in the necessary amount has been previously deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture; and

               (3) which have been paid in exchange for or in lieu of other Securities which have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company.

          provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, Securities held for the account of the Company or of any of its affiliates shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in making such a determination or relying upon any such quorum, consent or vote, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

          "Paying Agent" has the meaning specified in Section 2.7.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

          "Physical Securities" means Securities issued in definitive, fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with the applicable legends as provided in Section 2.3.

          "Place of Conversion" means any city in which any Conversion Agent is located.

          "Place of Payment" means any city in which any Paying Agent is located.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.14 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Purchase Agreement" means the Purchase Agreement, dated November 13, 2002, between the Company and the Initial Purchasers.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Record Date" means either a Regular Record Date or a Special Record Date, as the case may be; provided that, for purposes of Section 12.4, Record Date has the meaning specified in 12.4(g).

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the principal amount of such Security to be redeemed pursuant to this Indenture.

          "Reference Dealer" means a dealer engaged in the trading of convertible securities.

          "Reference Period" has the meaning set forth in Section 12.4(d).

          "Register" has the meaning specified in Section 2.7.

          "Registrar" has the meaning specified in Section 2.7.

          "Registration Rights Agreement" means the Resale Registration Rights Agreement dated as of November 18, 2002, between the Company and the Initial Purchasers.

          "Regular Record Date" for the interest on the Securities (including Additional Amounts, if any) payable means the May 1 (whether or not a Business Day) next preceding an Interest Payment Date on May 15 and the November 1 (whether or not a Business Day) next preceding an Interest Payment Date on November 15.

          "Regulation S" means Regulation S under the Securities Act.

          "Regulation S Global Security" means a Global Security representing Securities offered and sold to non-U.S. persons outside the United States of America in reliance on Regulation S.

          "Repurchase Date" has the meaning specified in Section 11.1.

          "Repurchase Price" has the meaning specified in Section 11.1.

          "Reset Transaction" means a merger, consolidation or statutory share exchange to which the issuer of the Ordinary Shares or ADRs into which the Securities are then convertible is a party, a sale of all or substantially all the assets of that entity, a recapitalization of those Ordinary Shares or ADRs or a distribution described in Section 12.4(d), after the effective date of which transaction or distribution the Securities would be convertible into:

               (1) Ordinary Shares or ADRs of an entity which Ordinary Shares or ADRs had a Dividend Yield for the four fiscal quarters of such entity immediately preceding the public announcement of such transaction or distribution that was more than 2.5 percentage points higher then the Dividend Yield on ADRs (or other Ordinary Shares then issuable upon conversion of the Securities) for the four fiscal quarters preceding the public announcement of such transaction or distribution; or

               (2) Ordinary Shares or ADRs of an entity that announces a dividend policy prior to the effective date of such transaction or distribution which policy, if implemented, would result in a Dividend Yield on such entity's Ordinary Shares for the next four fiscal quarters that would result in such a 2.5 percentage points increase.

          "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee, including any vice president, assistant vice president, secretary, assistant secretary, the treasurer, any assistant treasurer, the managing director, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Restricted Security" means any Security (or beneficial interest therein) or ADR issued upon conversion of a Security until such time as:

               (i) such Security (or beneficial interest therein) or the ADR issued upon conversion thereof has been transferred pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale);

               (ii) the date which is two years after the original issuance date of such Security or the Security converted into such ADR has passed; or

               (iii) such Security is a Regulation S Global Security and the date which is 40 days after the original issuance date of such Security or the Security converted into such ADR has passed.

          "Restricted Securities Legend" has the meaning set forth in Section 2.3(a).

          "Rule 144" means Rule 144 under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

          "Rule 144A" means Rule 144A as promulgated under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

          "SEC" means the Securities and Exchange Commission.

          "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shelf Registration Statement" has the meaning specified in the Registration Rights Agreement.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.19.

          "Stated Maturity" means the date specified in any Security as the fixed date for the payment of principal on such Security or on which an installment of interest (including Additional Amounts, if any) on such Security is due and payable.

          "subsidiary" means, with respect to any Person, a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other subsidiaries, or by such Person and one or more other subsidiaries. For the purposes of this definition only, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Termination of Trading" will be deemed to have occurred if the Guarantor's ADRs and its Ordinary Shares (or other securities into which the debentures are convertible) are not listed for trading on a U.S. national securities exchange, reported on a U.S. national securities system subject to last sale reporting or quoted on the Nasdaq National Market.

          "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S. Code
     Section 77aaa-77bbbb), as in effect on the date of this Indenture; provided, however, that in the event the TIA is amended after such date, "TIA" means, to the extent such amendment is applicable to this Indenture, the Trust Indenture Act of 1939, as so amended, or any successor statute.

          "Trading Day" means:

               (1) if the applicable security is listed or admitted for trading on the New York Stock Exchange, a day on which the New York Stock Exchange is open for business;

               (2) if that security is not listed on the New York Stock Exchange, a day on which trades may be made on the Nasdaq National Market;

               (3) if that security is not so listed on the New York Stock Exchange and not quoted on the Nasdaq National Market, a day on which the principal U.S. securities exchange on which the securities are listed is open for business;

               (4) if that security is not so listed on a U.S. securities exchange or quoted on the Nasdaq National Market, a day on which trades may be made on the Tel Aviv Stock Exchange; or

               (5) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Trading Price" of a security on any date of determination means:

               (1) the closing sale price (or, if no closing sale price is reported, the last reported sale price) of that security (regular way) on the New York Stock Exchange on that date;

               (2) if that security is not listed on the New York Stock Exchange on that date, the closing sale price as reported on that date by the Nasdaq National Market;

               (3) if that security is not so listed on the New York Stock Exchange and not quoted on the Nasdaq National Market on that date, the closing sale price as reported on that date in the composite transactions for the principal U.S. securities exchange on which that security is listed;

               (4) if that security is not so listed on a U.S. national or regional securities exchange or quoted on the Nasdaq National Market on that date, the dollar equivalent (converted at the U.S. Federal Reserve Bank's noon buying rate on that date) of the closing sale price (or, if no closing price is reported, the last reported sale price) of the security on that date on the Tel Aviv Stock Exchange;

               (5) if that security is not so reported, the last price quoted by Interactive Data Corporation for that security on that date or, if Interactive Data Corporation is not quoting such price, a similar quotation service selected by the Company;

               (6) if that security is not so quoted, the average of the mid-point of the last bid and ask prices for that security on that date from at least two dealers recognized as market-makers for that security selected by the Company for this purpose;

               (7) if such bid and ask prices are not so available, the average of that last bid and ask prices for that security on that date from a dealer engaged in the trading of convertible securities selected by the Company for this purpose; or

               (8) if no such bid and ask prices are available, the Conversion Value of the Securities on that date.

          "Transfer Agent" means any Person, which may be the Company, authorized by the Company to exchange or register the transfer of Securities.

          "Trigger Event" has the meaning specified in Section 12.4(d).

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Vice President", when used with respect to the Company or the Guarantor, as the case may be, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     Section 1.2 Incorporation by Reference of Trust Indenture Act.
                 --------------------------------------------------

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

     The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Securities;

     "indenture security holder" means a Holder;

     "indenture to be qualified" means this Indenture;

     "indenture trustee" or "institutional trustee" means the Trustee; and

     "obligor" on the Securities means the Company and on the Guarantees means the Guarantor and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

     Section 1.3 Rules of Construction.
                 ----------------------

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with accounting principles generally accepted in the United States prevailing at the time of any relevant computation hereunder; and

          (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                    ARTICLE 2

                        THE SECURITIES AND THE GUARANTEES

     Section 2.1 Title and Terms.
                 ----------------

     (a) The Securities shall be known and designated as the "0.375 % Convertible Senior Debentures due 2022" of the Company. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $450,000,000, except for Add On Securities issued in accordance with Section 2.21 and Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of other Securities pursuant to Section 2.9, 2.10, 2.11, 2.14, 7.5, 10.7, 11.1 or 12.2. The
Securities shall be issuable in denominations of $1,000 or integral multiples thereof.

     (b) The Securities shall mature on November 15, 2022.

     (c) Interest shall accrue from November 18, 2002 at the Interest Rate until the principal thereof is paid or made available for payment. Interest shall be payable semiannually in arrears on each Interest Payment Date.

     (d) Interest on the Securities shall be computed (i) for any full semi-annual period for which a particular Interest Rate is applicable, on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable for less than a full semiannual period for which interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month. For purposes of determining the Interest Rate, the Trustee may assume that a Reset Transaction has not occurred unless the Trustee has received an Officers' Certificate stating that a Reset Transaction has occurred and specifying the Adjusted Interest Rate then in effect.

     (e) A Holder of any Security at the close of business on a Regular Record Date shall be entitled to receive interest (including Additional Amounts, if any) on such Security on the corresponding Interest Payment Date. A Holder of any Security which is converted after the close of business on a Regular Record Date and prior to the corresponding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date) shall be entitled to receive interest (including Additional Amounts, if any) on the principal amount of such Security, notwithstanding the conversion of such Security prior to such Interest Payment Date. However, any such Holder which surrenders any such Security for conversion during the period between the close of business on such Regular Record Date and ending with the opening of business on the corresponding Interest Payment Date shall be required to pay the Company an amount equal to the interest (including Additional Amounts, if any) on the principal amount of such Security so converted, which is payable by the Company to such Holder on such Interest Payment Date, at the time such Holder surrenders such Security for conversion. Notwithstanding the foregoing, any such Holder which surrenders for conversion any Security which has been called for redemption by the Company in a notice of redemption given by the Company pursuant to Section 10.4 shall be entitled to receive (and retain) such interest (including Additional Amounts, if any) and need not pay the Company an amount equal to the interest (including Additional Amounts, if any) on the principal amount of such Security so converted at the time such Holder surrenders such Security for conversion.

     (f) Principal of and interest on Global Securities shall be payable to the Depositary in immediately available funds.

     (g) Principal on Physical Securities shall be payable at the office or agency of the Company maintained for such purpose, initially the Corporate Trust Office of the Trustee. Interest (including Additional Amounts, if any) on Physical Securities will be payable by (i) U.S. Dollar check drawn on a bank in The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Register, or (ii) upon application to the Registrar not later than the relevant Record Date by a Holder of an aggregate principal amount of Securities in excess of $5,000,000, wire transfer in immediately available funds, which application shall remain in effect until the Holder notifies, in writing, the Registrar to the contrary.

     (h) The Securities shall be redeemable at the option of the Company as provided in Article 10.

     (i) The Securities shall be repurchaseable by the Company at the option of Holders as provided in Article 11.

     (j) The Securities shall be convertible at the option of the Holders as provided in Article 12.

     Section 2.2 Form of Securities.
                 -------------------

     (a) Except as otherwise provided pursuant to this Section 2.2, the Securities are issuable in fully registered form without coupons in substantially the form of Exhibit A hereto, with such applicable legends as are provided for in Section 2.3. The Securities are not issuable in bearer form. The terms and provisions contained in the form of Security shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company, the Guarantor and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. Any of the Securities may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Securities may be listed or designated for issuance, or to conform to usage.

     (b) The Securities and the Guarantees are being offered and sold by the Company pursuant to the Purchase Agreement. The Securities shall be issued initially in the form of permanent global Securities in fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with the applicable legends as provided in Section 2.3 (each a "Global Security" and collectively the "Global Securities"). Each Global Security shall be duly executed by the Company and authenticated and delivered by the Trustee, shall have endorsed thereon the Guarantees executed by the Guarantor and shall be registered in the name of the Depositary or its nominee and retained by the Trustee, as Custodian, at its Corporate Trust Office, for credit to the accounts of the Agent Members holding the Securities evidenced thereby. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as Custodian, and of the Depositary or its nominee, as hereinafter provided.

     Physical Securities acquired by QIBs in accordance with Rule 144A or in reliance on Regulation S may be exchanged for interests in Global Securities pursuant to Section 2.11(b). Physical Securities shall be duly executed by the Company and authenticated and delivered by the Trustee shall have endorsed thereon the Guarantees executed by the Guarantor and shall be registered in the name of the Institutional Accredited Investor purchasing such Security.

     Section 2.3 Legends.
                 --------

     (a) Restricted Securities Legends.

     Each Restricted Security issued hereunder shall bear the legend set forth in Section 2.3(a)(i) and in addition each Restricted Security other than a Regulation S Global Security or ADRs issued upon conversion of a Security represented by a Regulation S Global Security shall, upon issuance, bear the legend set forth in Section 2.3(a)(ii) (each such legend, a "Restricted Securities Legend"), and such legend shall not be removed except as provided in
Section 2.3(a)(iii). Restricted Securities shall be subject to the restrictions on transfer set forth in Section 2.11 and the Holder of each such Restricted Security, by such Holder's acceptance thereof, shall be deemed to have agreed to be bound by all such restrictions on transfer.

     As used in Section 2.3(a), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

     (i) Restricted Securities Legend for Securities.

     Except as provided in Section 2.3(a)(iii), each certificate evidencing a Restricted Security (and all Securities issued in exchange therefor or substitution thereof) shall bear a Restricted Securities Legend in substantially the form set forth in Clause (A) if such certificate represents Securities and in substantially the form set forth in clause (B) if such certificate represents
ADRs:

     (A) THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),

     AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF, THE SECURITIES ACT, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION AND IN ACCORDANCE WITH THE TRANSFER RESTRICTIONS CONTAINED IN THE INDENTURE UNDER WHICH THIS DEBENTURE WAS ISSUED.

     (B) THE AMERICAN DEPOSITARY SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF, THE SECURITIES ACT, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION AND IN ACCORDANCE WITH THE TRANSFER RESTRICTIONS CONTAINED IN THE DEPOSIT AGREEMENT UNDER WHICH THIS AMERICAN DEPOSITARY RECEIPT WAS ISSUED.

     (ii) Additional Restricted Securities Legend.

     Except as provided in Section 2.3(a)(iii), each certificate evidencing a Restricted Security other than a Regulation S Global Security or ADRs issued upon conversion of a Security represented by a Regulation S Global Security shall bear an additional Restricted Securities Legend in substantially the form set forth in Clause (A) if such certificate represents Securities and in substantially the form set forth in clause (B) if such certificate represents
ADRs:

     (A) IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY (X) WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY OR (Y) BY A HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER), [THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE).](1) THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS,


----------

(1) Such bracketed language shall only appear on Securities issued in the form of a Physical Security.

     LEGAL OPINIONS OR OTHER INFORMATION AS TEVA PHARMACEUTICAL FINANCE B.V. MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     (B) PRIOR TO ANY TRANSFER (X) WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF WHICH THE AMERICAN DEPOSITARY SHARES EVIDENCED HEREBY WAS ISSUED OR (Y) BY A HOLDER THAT WAS AN AFFILIATE OF TEVA PHARMACEUTICAL INDUSTRIES LIMITED AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, OTHER THAN A TRANSFER PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER ABOVE, THE HOLDER MUST FURNISH TO SUCH TRANSFER AGENT, (OR ANY SUCCESSOR TRANSFER AGENT, AS APPLICABLE) SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS TEVA PHARMACEUTICAL INDUSTRIES LIMITED MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     (iii) Removal of the Restricted Securities Legends.

     Each Security and certificate representing ADRs issued upon conversion of any Security (other than a certificate representing ADRs issued upon conversion of a Security that was not a Restricted Security) shall bear the applicable Restricted Securities Legend set forth in Section 2.3(a)(i) or 2.3(a)(ii), as the case may be, until it is no longer a Restricted Security and the Holder thereof gives notice thereof to the Trustee or any ADR Depositary for the ADRs, as applicable.

     In the event Rule 144(k) as promulgated under the Securities Act is amended to shorten the two-year period under Rule 144(k), then, the references in the restrictive legends set forth above to "TWO YEARS", and in the corresponding transfer restrictions set forth in Section 2.11, the Securities and the ADRs will be deemed to refer to such shorter period, from and after receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel. As soon as practicable after the Company knows of the effectiveness of any such amendment to shorten the two-year period under Rule 144(k), unless such changes would otherwise be prohibited by, or would cause a violation of, the federal securities laws applicable at the time, the Company will provide to the Trustee an Officers' Certificate and an Opinion of Counsel as to the effectiveness of such amendment and the effectiveness of such change to the restrictive legends and transfer restrictions.

     Notwithstanding the foregoing, the Restricted Securities Legend may be removed from any Security or any certificate representing ADRs issued upon conversion of any Security if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel, as may be reasonably required by the Company, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Security or ADRs issued upon conversion of Securities, as the case may be, will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, at the written direction of the Company, (i) in the case of a Security, the Trustee shall authenticate and deliver in exchange for such Security another Security or Securities having an equal aggregate principal amount that does not bear such legend or (ii) in the case of a certificate representing ADRs, the ADR Depositary shall deliver in exchange for the certificate or certificates representing such ADRs bearing such legend, one or more new certificates representing a like aggregate number of ADRs that do not bear such legend. If the Restricted Securities Legend has been removed from a Security or certificates representing ADRs issued upon conversion of any Security as provided above, no other Security issued in exchange for all or any part of such Security or certificates representing ADRs issued upon conversion of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" (or such ADRs are "restricted securities") within the meaning of Rule 144 or Regulation S and instructs the Trustee in writing to cause a Restricted Securities Legend to appear thereon.

     Any Security (or Security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted Securities Legend set forth in Section 2.3(a)(i) as set forth therein have been satisfied may, upon surrender of such Security for exchange to the Registrar in accordance with the provisions of Section 2.9, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the Restricted Securities Legend required by Section 2.3(a)(i).

     Any certificate representing ADRs issued upon conversion of any Security as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted Securities Legend set forth in Section 2.3(a)(ii) as set forth therein have been satisfied may, upon surrender of the certificates representing such ADRs for exchange in accordance with the procedures of the ADR Depositary, be exchanged for a new certificate or certificates representing a like aggregate number of ADRs, which shall not bear the Restricted Securities Legend required by Section 2.3(a)(ii).

     (b) Global Security Legend.

          Each Global Security shall also bear the following legend on the face thereof:

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED OR TRANSFERRED, IN WHOLE BUT NOT IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE. BENEFICIAL INTERESTS IN THIS GLOBAL

     SECURITY MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE INDENTURE.

          (c) Legend for Physical Securities.

          Physical Securities, in addition to the legend set forth in Section 2.3(a)(i), will also bear a legend substantially in the following form:

     THIS SECURITY WILL NOT BE ACCEPTED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A GLOBAL SECURITY UNLESS THE HOLDER OF THIS SECURITY, SUBSEQUENT TO SUCH EXCHANGE, WILL HOLD EITHER NO DEBENTURES OR A MINIMUM AGGREGATE BENEFICIAL INTEREST IN THE DEBENTURES OF AT LEAST TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000). IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH OPINIONS OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE IN FORM REASONABLY SATISFACTORY TO IT AS PROVIDED FOR IN THE INDENTURE TO CONFIRM THAT THE TRANSFER COMPLIED WITH THE RESTRICTIONS PROVIDED FOR IN THE INDENTURE.

     Section 2.4 Form of Guarantee.
                 ------------------

     A Guarantee substantially in the following form shall be endorsed on the reverse of each Security:

          Teva Pharmaceutical Industries Limited (the "Guarantor") hereby unconditionally and irrevocably guarantees to the Holder of this Security the due and punctual payment of the principal of and interest (including Additional Amount, if any), on this Security, when and as the same shall become due and payable, whether at maturity or upon redemption or upon declaration of acceleration or otherwise, according to the terms of this Security and of the Indenture. The Guarantor agrees that in the case of default by the Company in the payment of any such principal or interest (including Additional Amount, if any), the Guarantor shall duly and punctually pay the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of this Security, any modification of this Security, any invalidity, irregularity or unenforceability of this Security or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Company with respect thereto by the Holder of this Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a demand or proceeding first against the Company, protest or notice with respect to this Security or the indebtedness evidenced hereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to this security except by payment in full of the principal of and interest (including Additional Amount, if any) on this Security.

          For so long as any Securities are outstanding and subject to Section
     12.9 of the Indenture, the Guarantor will guarantee the delivery of the ADRs issuable upon conversion of the Securities pursuant to the terms of the Indenture and the Securities.

          The Guarantor shall be subrogated to all rights of the holders against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of the Guarantees or this Indenture; provided, however, that the Guarantor hereby waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Company with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Company in respect thereof or (ii) to receive any payment in the nature of contribution or for any other reason, from any other obligor with respect to such payment, in each case, until the principal of and interest (including Additional Amount, if any) on this Security shall have been paid in full.

          The Guarantees shall not be valid or become obligatory for any purpose with respect to this Security until the certificate of authentication on this Security shall have been signed by the Trustee.

          The Guarantees shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

          IN WITNESS WHEREOF, Teva Pharmaceutical Industries Limited has caused the Guarantees to be signed manually or by facsimile by its duly authorized officers.

                                          TEVA PHARMACEUTICAL INDUSTRIES LIMITED


                                          By ___________________________________

     Section 2.5 Guarantee of Securities.
                 ------------------------

     (a) The Guarantor hereby unconditionally and irrevocably guarantees to each Holder the due and punctual payment of the principal of and interest (including Additional Amounts, if any) on such Securities, when and as the same shall become due and payable, whether at maturity or upon redemption or upon declaration of acceleration or otherwise, according to the terms of such Securities and of this Indenture. The Guarantor agrees that in case of default by the Company in the payment of any such principal or interest (including Additional

Amounts, if any), the Guarantor shall duly and punctually pay the same. The Guarantee set forth in this Section 2.5 is a Guarantee of payment and not of collection. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of any such Securities, any modification of any such Security, any invalidity, irregularity or unenforceability of any such Securities or this Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Company with respect thereto by the Holder of such Security or the Trustee or any other circumstances which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a demand or proceeding first against the Company, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to any such Security except by payment in full of the principal of and interest (including Additional Amounts, if any) on such Security.

     The Guarantor shall be subrogated to all rights of the Holders against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of the Guarantee or this Indenture; provided, however, that the Guarantor hereby waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Company with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Company in respect thereof or (ii) to receive any payment in the nature of contribution or for any other reason, from any other obligor with respect to such payment, in each case, until the principal of and interest (including Additional Amounts, if any) on all Securities issued hereunder shall have been paid in full.

     The Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Guarantees not constitute a fraudulent transfer of conveyance for the purposes of title 11 of the United States Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any other applicable federal, state or foreign law similar to any of the foregoing. To effectuate the foregoing intention, the Holders and the Guarantor hereby irrevocably agree that the obligations of the Guarantor under this Section 2.5 shall be limited to such maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor, result in the obligations of the Guarantor under the Guarantees not constituting a fraudulent transfer or conveyance under applicable federal or state law.

     The Guarantee set forth in this Section shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee.

     (b) For so long as any Securities are outstanding and subject to Section 12.9, the Guarantor will guarantee the delivery of the ADRs issuable upon conversion of the Securities pursuant to Article 12 hereunder.

     Section 2.6 Execution, Authentication, Delivery and Dating of the
                 -----------------------------------------------------
                 Securities.
                 -----------

     An Officer shall execute the Securities on behalf of the Company by manual or facsimile signature. If the Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture, or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

     The Trustee may appoint an authenticating agent or agents reasonably acceptable to the Company with respect to the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

     Section 2.7 Registrar and Paying Agent.
                 ---------------------------

     The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities (the "Register") and of their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional Paying Agents for the Securities. The term "Paying Agent" includes any additional paying agent and the term "Registrar" includes any additional registrar. The Company may change any Paying Agent or Registrar without prior notice to any Holder.

     The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of or interest (including Additional Amounts, if any) on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture;

          (2) give the Trustee notice of any Default by the Company in the making of any payment of principal or interest (including Additional Amounts, if any); and

          (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company shall give prompt written notice to the Trustee of the name and address of any Agent who is not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any Affiliate of the Company may act as Paying Agent or Registrar; provided, however, that none of the Company, its subsidiaries or the Affiliates of the foregoing shall act:

          (1) as Paying Agent in connection with redemptions, offers to purchase and discharges, except as otherwise specified in this Indenture, and

          (2) as Paying Agent or Registrar if a Default or Event of Default has occurred and is continuing.

     The Company hereby initially appoints the Trustee as Registrar and Paying Agent for the Securities.

     Section 2.8 Paying Agent to Hold Assets in Trust.
                 -------------------------------------

     Not later than 10:00 a.m. (New York City time) on each due date of the principal and interest (including Additional Amounts, if any) on any Securities, the Company shall deposit with one or more Paying Agents money in immediately available funds in an aggregate amount sufficient to pay the principal and interest (including Additional Amounts, if any) due on such date. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money so paid over to the Trustee.

     If the Company shall act as a Paying Agent, it shall, prior to or on each due date of the principal of or interest (including Additional Amounts, if any) on any of the Securities, segregate and hold in trust for the benefit of the Holders a sum sufficient with monies held by all other Paying Agents, to pay the principal or interest (including Additional Amounts, if any) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture, and shall promptly notify the Trustee of its action or failure to act.

     Section 2.9 General Provisions Relating to Transfer and Exchange.
                 -----------------------------------------------------

     The Securities are issuable only in registered form. A Holder may transfer a Security only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent) and that ownership of a beneficial interest in the Global Security shall be required to be reflected in a book-entry. Notwithstanding the foregoing, in the case of a Restricted Security, a beneficial interest in a Global Security being transferred in reliance on an exemption from the registration requirements of the Securities Act other than in accordance with Rule 144, Regulation S or Rule 144A may only be transferred for a Physical Security.

     When Securities are presented to the Registrar with a request to register the transfer or to exchange them for an equal aggregate principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if the requirements hereunder for such transactions are met (including that such Securities are duly endorsed or accompanied by a written instrument of transfer duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). Subject to Section 2.6, to permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange or redemption of the Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Section 2.16, 7.5 or 10.7).

     Neither the Company nor the Registrar shall be required to exchange or register a transfer of any Securities:

          (1) for a period of 15 Business Days prior to the day of any selection of Securities for redemption under Article 10;

          (2) so selected for redemption or, if a portion of any Security is selected for redemption, the portion thereof selected for redemption; or

          (3) surrendered for conversion or, if a portion of any Security is surrendered for conversion, the portion thereof surrendered for conversion.

     The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     Section 2.10 Book-Entry Provisions for the Global Securities.
                 -------------------------------------------------

     (a) The Global Securities initially shall:

          (1) be registered in the name of the Depositary (or a nominee thereof);

          (2) be delivered to the Trustee as custodian for such Depositary; and

          (3) bear the Restricted Securities Legend set forth in Section 2.3(a)(i).

     Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing contained herein shall prevent the Company, the Trustee or any agent of the Company or Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security. With respect to any Global Security deposited on behalf of the subscribers for the Securities represented thereby with the Trustee as custodian for the Depositary for credit to their respective accounts (or to such other accounts as they may direct) at Euroclear or Clearstream, the provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Clearstream, respectively, shall be applicable to the Global Securities.

     (b) The Holder of a Global Security may grant proxies and otherwise authorize any Person, including DTC Participants and Persons that may hold interests through DTC Participants, to take any action which a Holder is entitled to take under this Indenture or the Securities.

     (c) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary (or a nominee thereof), and no such transfer to any such other Person may be registered. Beneficial interests in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 2.11.

     (d) If at any time:

          (1) the Depositary notifies the Company in writing that it is no longer willing or able to continue to act as Depositary for the Global Securities, or the Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary for the Global Securities is not appointed by the Company within 90 days of such notice or cessation;

          (2) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Physical Securities under this Indenture in exchange for all or any part of the Securities represented by a Global Security or Global Securities; or

          (3) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary for the issuance of Physical Securities in exchange for such Global Security or Global Securities;

the Depositary shall surrender such Global Security or Global Securities to the Trustee for cancellation and the Company shall execute, and the Trustee, upon receipt of an Officers' Certificate and Company Order for the authentication and delivery of Securities, shall authenticate and deliver in exchange for such Global Security or Global Securities, Physical

Securities in an aggregate principal amount equal to the aggregate principal amount of such Global Security or Global Securities. Such Physical Securities shall be registered in such names as the Depositary shall identify in writing as the beneficial owners of the Securities represented by such Global Security or Global Securities (or any nominee thereof).

     (e) Notwithstanding the foregoing, in connection with any transfer of beneficial interests in a Global Security to the beneficial owners thereof pursuant to Section 2.10(d), the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interests in such Global Security to be transferred.

     Section 2.11 Special Transfer Provisions.
                  ----------------------------

     No Restricted Security may be resold, pledged or otherwise transferred except (a) to the Company or any subsidiary thereof, (b) to a QIB in compliance with Rule 144A, (c) outside the United States in compliance with Regulation S,
(d) pursuant to an exemption from registration under the Securities Act to an Institutional Accredited Investor or Non-institutional Accredited Investor that is purchasing debentures in an aggregate principal amount of at least $250,000 and that, prior to such transfer, furnishes to the Bank of New York, as trustee (or any successor trustee, as applicable), a signed certificate substantially in the form of Exhibit B, (e) pursuant to the exemption from registration provided by Rule 144 (if available) or (f) pursuant to a registration statement which has been declared effective under the securities act and which continues to be effective at the time of such transfer. The following provisions shall apply to any sale, pledge or other transfer of a Security that is a Restricted Security, unless it is being sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale):

     (a) Transfers of Securities to a QIB.
         ---------------------------------

     Each transferee receiving an interest in a Restricted Security that is not a Regulation S Global Security will be deemed to have represented and warranted that: (a) it is purchasing such Security for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution; (b) it and any such account is a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act of 1933; (c) it is aware that the sale to it is being made in reliance on Rule 144A; (d) it acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information; and (e) it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The following provisions shall apply to any sale, pledge or other transfer of a Security that is a Restricted Security, unless it is being sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale):

(b)  Transfers of Securities to an Institutional Accredited Investor which is
     ------------------------------------------------------------------------
     not a QIB or to a Non-institutional Accredited Investor.
     --------------------------------------------------------

     The following provisions shall apply with respect to the registration of any proposed transfer of Securities that are Restricted Securities to (x) an Institutional Accredited Investor which is not a QIB, or (y) a Non-institutional Accredited Investor:

          (i) The Registrar shall register the transfer if the proposed transferee has delivered to the Trustee (A) a certificate substantially in the form of Exhibit B annexed hereto and (B) such opinion of counsel and other evidence satisfactory to the Company that such transfer is in compliance with the Securities Act, as requested by the Company.

          (ii) If the proposed transferor is an Agent Member holding a beneficial interest in Global Securities, upon receipt by the Registrar of the documents required by clause (i) of this Section 2.11(a) and instructions given in accordance with the procedures of Euroclear or Clearstream, if applicable, the Depositary and the Registrar, the Registrar shall reflect on its books and records, and Euroclear or Clearstream, if applicable, or the Registrar shall instruct the Depositary to note or cause to be noted on such Global Securities, the date and a decrease in the principal amount of the Global Securities in an amount equal to the principal amount of the beneficial interest in the Global Securities to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount registered in the name of the transferee.

          (iii) If the Securities to be transferred consist of Physical Securities, upon receipt by the Registrar of the documents required by clause (i) of this Section 2.11(a), the Company shall execute and the Trustee shall authenticate and deliver, new Physical Securities registered in the name of the transferee and the Trustee shall cancel the Physical Securities presented for transfer.

     (c)  Transfer of Securities to a QIB or Outside the United States in
          ---------------------------------------------------------------
          Accordance with Regulation S.
          -----------------------------

     The following provisions shall apply with respect to the registration of any proposed transfer of Securities to (x) a QIB or (y) outside the United States in accordance with Regulation S:

          (i) If the Securities to be transferred consist of a beneficial interest in the Global Securities, the transfer of such interest may be effected only through the book-entry systems maintained by Euroclear and Clearstream, if applicable, and the Depositary.

          (ii) The Registrar shall register the transfer if such transfer is being made:

               (A) in compliance with the provisions of Rule 144A and, if the Securities to be transferred consist of Physical Securities, the transferee has signed the certification provided for on the form of Security stating (or has otherwise advised the Company and the Registrar in writing) that:

               (1) it is purchasing the Securities for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution;

               (2) it and any such account is a QIB within the meaning of Rule 144A;

               (3) it is aware that the sale to it is being made in reliance on Rule 144A;

               (4) it acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information; and

               (5) it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A, or

               (B) in compliance with Regulation S to a transferee who has signed a certification substantially in the form of Exhibit C annexed hereto or, if the Securities to be transferred consist of Physical Securities, has signed the certification provided for on the form of Security.

     In addition, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Securities in an amount equal to the aggregate principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

     (d) Other Exchanges.
         ----------------

          In the event that Global Securities are exchanged for Securities in definitive registered form pursuant to Section 2.10 prior to the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with the provisions of clauses (a) and (b) above (including the certification requirements intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Company.

     (e) General.
         --------

          By its acceptance of any Security bearing the Restricted Securities Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and agrees that it will transfer such Security only as provided in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. The Registrar shall be entitled to receive and conclusively rely on written instructions from the Company verifying that such transfer complies with such restrictions on transfer. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may conclusively rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

     The Registrar shall retain copies of all certifications, letters, notices and other written communications received pursuant to Section 2.10 hereof or this Section 2.11 in accordance with its customary procedures for the retention of records relating to the transfer of securities. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

     Section 2.12 Holder Lists.
                  -------------

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with Section 312(a) of the TIA. If the Trustee is not the Registrar, the Company shall furnish to the Trustee prior to or on each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders relating to such Interest Payment Date or request, as the case may be.

     Section 2.13 Persons Deemed Owners.
                  ----------------------

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner of such Security for the purpose of receiving payment of principal of and interest (including Additional Amounts, if any) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and notwithstanding any notice of ownership or writing thereon, or any notice of previous loss or theft or other interest therein.

     Section 2.14 Mutilated, Destroyed, Lost or Stolen Securities.
                  ------------------------------------------------

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there is delivered to the Company and the Trustee

          (1) evidence to their satisfaction of the destruction, loss or theft of any Security, and

          (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon request, the

     Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the condition set forth in the preceding paragraph.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section 2.14 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section 2.14 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 2.15 Treasury Securities.
                  --------------------

     In determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only such Securities of which the Trustee has received written notice and are so owned shall be so disregarded.

     Section 2.16 Temporary Securities.
                  ---------------------

     Pending the preparation of Securities in definitive form, the Company may execute and the Trustee shall, upon written request of the Company, authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the Securities in definitive form but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Securities in definitive form. Without unreasonable delay, the Company will execute and deliver to the Trustee Securities in definitive form (other than in the case of Securities in global form) and thereupon any or all temporary

Securities (other than any such Securities in global form) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 9.4 and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of Securities in definitive form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Securities in definitive form authenticated and delivered hereunder.

     Section 2.17 Cancellation.
                  -------------

     All securities surrendered for payment, redemption, repurchase, conversion, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered shall be canceled promptly by the Trustee, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. Upon written instructions of the Company, the Trustee shall dispose of canceled Securities in accordance with its procedures for the disposition of cancelled securities in effect as of the date of such disposition and, after such disposition, shall deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless the same are delivered to the Trustee for cancellation.

     Section 2.18 CUSIP Numbers.
                  --------------

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any such notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

     Section 2.19 Defaulted Interest.
                  -------------------

     If the Company fails to make a payment of interest (including Additional Amounts, if any) on any Security when due and payable ("Defaulted Interest"), it shall pay such Defaulted Interest plus (to the extent lawful) any interest payable on the Defaulted Interest, in any lawful manner. It may elect to pay such Defaulted Interest, plus any such interest payable on it, to the Persons who are Holders of such Securities on which the interest is due on a subsequent Special Record Date. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security. The Company shall fix any such Special Record Date and payment date for such payment. At least 15 days before any such Special Record Date, the Company shall mail to Holders affected thereby a notice that states the Special Record Date, the Interest Payment Date, and amount of such interest (and such Additional Amounts, if any) to be paid.

     Section 2.20 Execution of Guarantees.
                  ------------------------

     To evidence its Guarantees specified in Section 2.5 to the Holders of Securities, the Guarantor hereby agrees to execute the Guarantees in substantially the form above recited to be endorsed on each Securities. If the Company shall execute Physical Securities in accordance with Section 2.10, the Guarantor shall execute the Guarantees in substantially the form above recited to be endorsed on each such Securities. Such Guarantees shall be executed on behalf of the Guarantor by its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer or one of its Vice Presidents. The signature of any of these officers on the Guarantee may be manual or facsimile.

     If an officer of the Guarantor whose signature is on the Guarantees endorsed on a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, the Security shall be valid nevertheless.

     Section 2.21 Add On Securities.
                  ------------------

     The Company may, from time to time, subject to compliance with any other applicable provisions of this Indenture, without the consent of the Holders, create and issue pursuant to this Indenture additional debentures ("Add On Securities") having terms identical to those of the Outstanding Securities, except that Add On Securities:

     (i)    may have a different issue date from other Outstanding Securities;

     (ii) may have a different amount of interest payable on the first Interest Payment Date after issuance than is payable on other Outstanding Securities; and

     (iii) may have terms specified in the Add On Security Board Resolutions or Add On Security Supplemental Indenture for such Add On Securities making appropriate adjustments to this Article 2 and Exhibit A (and related definitions) applicable to such Add On Securities in order to conform to and ensure compliance with the Securities Act (or other applicable securities laws) and any registration rights or similar agreement applicable to such Add On Securities, which are not adverse in any material respect to the Holder of any Outstanding Securities (other than such Add On Securities) and which shall not affect the rights or duties of the Trustee.

     In authenticating any Add On Securities, and accepting the additional responsibilities under this Indenture in relation to such Add On Securities, the Trustee shall be entitled to receive, and shall be fully protected in relying upon:

     (i) the Add On Security Board Resolutions or Add On Security Supplemental Indenture relating thereto;

     (ii)   an Officers' Certificate complying with Section 13.5; and

     (iii)  an Opinion of Counsel complying with Section 13.5 stating,

     (1) that the forms of such Securities have been established by or pursuant to Add On Security Board Resolutions or by an Add On Security Supplemental Indenture, as permitted by this Section 2.21 and in conformity with the provisions of this Indenture;

     (2) that the terms of such Securities have been established by or pursuant to Add On Security Board Resolutions or by an Add On Security Supplemental Indenture, as permitted by this Section 2.21 and in conformity with the provisions of this Indenture;

     (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any customary conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company entitled to the benefits provided in the Indenture, enforceable in accordance with their respective terms, except to the extent that the enforcement of such obligations may be subject to bankruptcy laws or insolvency laws or other similar laws, general principles of equity and such other qualifications as such counsel shall conclude are customary or do not materially affect the rights of the Holders of such Securities;

     (4) that all laws and requirements in respect of the execution and delivery of the Securities have been complied with; and

     (5) such other matters as the Trustee may reasonably request.

     If such forms or terms have been so established by or pursuant to Add On Security Board Resolutions or an Add On Security Supplemental Indenture, the Trustee shall have the right to decline to authenticate and deliver any
Securities:

          (1) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken;

          (2) if the Trustee by its board of directors, executive committee or a committee of directors or trust officers in good faith determines that such action would expose the Trustee to personal liability to Holders of any Outstanding Securities; or

          (3) if the issue of such Add On Securities pursuant to this Indenture will affect the Trustee's own rights, duties and immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding anything in this Section 2.21, the Company may not issue Add On Securities if an Event of Default shall have occurred and be continuing.

                                    ARTICLE 3

                           SATISFACTION AND DISCHARGE

     Section 3.1 Satisfaction and Discharge of Indenture.
                 ----------------------------------------

     When:

          (1) the Company shall deliver to the Trustee for cancellation all Securities previously authenticated (other than any Securities which have been mutilated, destroyed, lost or stolen and in lieu of, or in substitution for which, other Securities shall have been authenticated and delivered) and not previously canceled; or

          (2) (A) all the Securities not previously canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption; or

              (B) the Company shall deposit with the Trustee, in trust, cash in U.S. dollars and/or U.S. Government Obligations which through the payment of interest and principal in respect thereof, in accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one Business Day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay principal of or interest (including Additional Amounts, if any) on all of the Securities (other than any Securities which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Securities shall have been authenticated and delivered) not previously canceled or delivered to the Trustee for cancellation, on the dates such payments of principal or interest (including Additional Amounts, if any) are due to such date of maturity or redemption, as the case may be; and

              (C) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel , each stating that all conditions precedent in this Indenture relating to the satisfaction and discharge of the Indenture have been complied with; and

          (3) the Company shall pay or cause to be paid all other sums payable hereunder by the Company;

then this Indenture shall cease to be of further effect (except as to:

          (4) remaining rights of registration of transfer, substitution and exchange and conversion of Securities;

          (5) rights hereunder of Holders to receive payments of principal of and interest (including Additional Amounts, if any) on, the Securities and the other rights, duties and obligations of Holders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee; and

          (6) the rights, obligations and immunities of the Trustee hereunder);

and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; provided, however, that the Company shall reimburse the Trustee for all amounts due the Trustee under Section 5.8 and for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

     Section 3.2 Deposited Monies to be Held in Trust.
                 -------------------------------------

     Subject to Section 3.3, all monies deposited with the Trustee pursuant to
Section 3.1 shall be held in trust and applied by it to the payment, notwithstanding the provisions of Article 13, either directly or through any Paying Agent (including the Company if acting as its own Paying Agent), to the Holders of the particular Securities for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest (including Additional Amounts, if any). All monies deposited with the Trustee pursuant to Section 3.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon request of the Company.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charges imposed on or assessed against the U.S. Government Obligations deposited pursuant to this Section 3.2 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

     Section 3.3 Return of Unclaimed Monies.
                 ---------------------------

     The Trustee and the Paying Agent shall pay to the Company any money held by them for the payment of principal or interest (including Additional Amounts, if any) that remains unclaimed for 18 months after the date upon which such payment shall have become due. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                                    ARTICLE 4

                              DEFAULTS AND REMEDIES

     Section 4.1 Events of Default.
                 ------------------

     An "Event of Default" with respect to the Securities occurs when any of the following occurs (whatever the reason for such Event of Default and whether it be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) the Company defaults in the payment of the principal of any of the Securities when it becomes due and payable at Maturity, upon redemption or exercise of a Repurchase Right or otherwise; or

     (b) the Company defaults in the payment of interest (including Additional Amounts, if any) on any of the Securities when it becomes due and payable and such default continues for a period of 30 days; or

     (c) the Guarantor fails to perform under the Guarantees ;

     (d) either the Company or the Guarantor fails to perform or observe any other term, covenant or agreement contained in the Securities or this Indenture and the default continues for a period of 60 days after written notice of such failure, requiring the Company or the Guarantor, respectively, to remedy the same, shall have been given to the Company or the Guarantor, respectively, by the Trustee or to the Company or the Guarantor, respectively, and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

     (e) (i) the Company or the Guarantor fails to make by the end of the applicable grace period, if any, any payment of principal or interest due in respect of any Indebtedness for borrowed money, the aggregate outstanding principal amount of which is an amount in excess of $25,000,000; or (ii) there is an acceleration of any Indebtedness for borrowed money in an amount in excess of $25,000,000 because of a default with respect to such Indebtedness without such Indebtedness having been discharged or such non-payment or acceleration having been cured, waived, rescinded or annulled, in the case of either (i) or
(ii) above, for a period of 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

     (f) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable U.S. federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (g) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or the Guarantor, or the filing by the Company or the Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by the Company or the Guarantor to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property, or the making by the Company or the Guarantor of an assignment for the benefit of creditors, or the admission by the Company or the Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor expressly in furtherance of any such action.

     Section 4.2 Acceleration of Maturity; Rescission and Annulment.
                 ---------------------------------------------------

     If an Event of Default with respect to Outstanding Securities (other than an Event of Default specified in Section 4.1(f) or 4.1(g)) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities, by written notice to the Company, may declare due and payable 100% of the principal amount of all Outstanding Securities plus any accrued and unpaid interest (including Additional Amounts, if any) to the date of payment. Upon a declaration of acceleration, such principal and accrued and unpaid interest (including Additional Amounts, if any) to the date of payment shall be immediately due and payable.

     If an Event of Default specified in Section 4.1(f) and 4.1(g) occurs, all unpaid principal and accrued and unpaid interest (including Additional Amounts, if any) on the Outstanding Securities shall become and be immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder.

     The Holders either (a) through notice to the Trustee of not less than a majority in aggregate principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority in aggregate principal amount of the Outstanding Securities represented at such meeting, may, on behalf of the Holders of all of the Securities, rescind and annul an acceleration and its consequences if:

          (1) all existing Events of Default, other than the nonpayment of principal of or interest on the Securities which have become due solely because of the acceleration, have been remedied, cured or waived, and

          (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction;

provided, however, that in the event such declaration of acceleration has been made based on the existence of an Event of Default under Section 4.1(e) and the default with respect to Indebtedness for money borrowed which gave rise to such Event of Default has been remedied, cured or waived, then, without any further action by the Holders, such declaration of acceleration shall be rescinded automatically and the consequences of such declaration shall be annulled. No such rescission or annulment shall affect any subsequent Default or impair any right consequent thereon.

     Section 4.3 Other Remedies.
                 ---------------

     If an Event of Default with respect to Outstanding Securities occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities.

     The Trustee may maintain a proceeding in which it may prosecute and enforce all rights of action and claims under this Indenture or the Securities, even if it does not possess any of the Securities or does not produce any of them in the proceeding.

     Section 4.4 Waiver of Past Defaults.
                 ------------------------

     The Holders, either (a) through the written consent of not less than a majority in aggregate principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority in aggregate principal amount of the Outstanding Securities represented at such meeting, may, on behalf of the Holders of all of the Securities, waive an existing Default or Event of Default, except a Default or Event of Default:

          (1) in the payment of the principal of or interest (including Additional Amounts, if any) on any Security (provided, however, that subject to Section 4.7, the Holders of a majority in aggregate principal amount of the Outstanding Securities may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration); or

          (2) in respect of a covenant or provision hereof which, under Section 7.2, cannot be modified or amended without the consent of the Holders of each Outstanding Security affected.

Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; provided, however, that no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Section 4.5 Control by Majority.
                 --------------------

     The Holders of a majority in aggregate principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that:

          (1) conflicts with any law or with this Indenture;

          (2) the Trustee determines may be unduly prejudicial to the rights of the Holders not joining therein; or

          (3) may expose the Trustee to personal liability.

The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 4.6 Limitation on Suit.
                 -------------------

     No Holder of any Security shall have any right to pursue any remedy with respect to this Indenture or the Securities (including, instituting any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee) unless:

          (1) such Holder has previously given written notice to the Trustee of an Event of Default that is continuing;

          (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against any costs, expenses and liabilities incurred in complying with such request;

          (4) the Trustee has failed to comply with the request for 60 days after its receipt of such notice, request and offer of indemnity; and

          (5) during such 60-day period, no direction inconsistent with such written request has been given to the Trustee by the Holders of a majority in aggregate principal amount of the Outstanding Securities (or such amount as shall have acted at a meeting pursuant to the provisions of this Indenture);

provided, however, that no one or more of such Holders may use this Indenture to prejudice the rights of another Holder or to obtain preference or priority over another Holder.

     Section 4.7 Unconditional Rights of Holders to Receive Payment and to
                 ---------------------------------------------------------
                 Convert.
                 --------

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest (including Additional Amounts, if any) on such Security on the Stated Maturity expressed in such Security (or, in the case of redemption, on the Redemption Date, or in the case of the exercise of a Repurchase Right, on the Repurchase Date) and to convert such Security in accordance with Article 12, and to bring an action for the enforcement of any such payment on or after such respective dates and such right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

     Section 4.8 Collection of Indebtedness and Suits for Enforcement by the
                 -----------------------------------------------------------
                 Trustee.
                 --------

     The Company covenants that if:

          (1) a Default or Event of Default is made in the payment of any interest (including Additional Amounts, if any) on any Security when such interest (including Additional Amounts, if any) becomes due and payable and such Default or Event of Default continues for a period of 30 days; or

          (2) a Default or Event of Default is made in the payment of the principal of any Security at the Maturity thereof;

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable (as expressed therein or as a result of any acceleration effected pursuant to Section 4.2) on such Securities for principal and interest (including Additional Amounts, if any) and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest (including Additional Amounts, if any), calculated using the Interest Rate, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 4.9 Trustee May File Proofs of Claim.
                 ---------------------------------

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property of the Company or its creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest (including Additional Amounts, if any)) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (1) to file and prove a claim for the whole amount of principal and interest (including Additional Amounts, if any) owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding; and

          (2) to collect and receive any monies or other property payable or deliverable on any such claim and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceedings is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 5.8.

     Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder of a Security, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

     Section 4.10 Restoration of Rights and Remedies.
                  -----------------------------------

     If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 4.11 Rights and Remedies Cumulative.
                  -------------------------------

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.14, no right or remedy conferred in this Indenture upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 4.12 Delay or Omission Not Waiver.
                  -----------------------------

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

     Section 4.13 Application of Money Collected.
                  -------------------------------

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest (including Additional Amounts, if any), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee;

     SECOND: To the payment of the amounts then due and unpaid for principal of and interest (including Additional Amounts, if any) on the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest (including Additional Amounts, if any), respectively; and

     THIRD: Any remaining amounts shall be repaid to the Company.

     Section 4.14 Undertaking for Costs.
                  ----------------------

     All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or interest (including Additional Amounts, if any) on any Security on or after the Stated Maturity expressed in such Security (or, in the case of redemption or exercise of a Repurchase Right, on or after the Redemption Date) or for the enforcement of the right to convert any Security in accordance with Article 12.

     Section 4.15 Waiver of Stay or Extension Laws.
                  ---------------------------------

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 5

                                   THE TRUSTEE

     Section 5.1 Certain Duties and Responsibilities.
                 ------------------------------------

     (a) Except during the continuance of an Event of Default,

          (1) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture or the TIA, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates or opinions to determine whether or not, on their face, they conform to the requirements of this Indenture (but need not investigate or confirm the accuracy of any facts stated therein).

     (b) In case an Event of Default actually known to a Responsible Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) This paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section 5.1;

          (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with a direction received by it of the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 5.1.

     (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability, cost or expense (including, without limitation, reasonable fees of counsel).

     (f) The Trustee shall not be obligated to pay interest on any money or other assets received by it unless otherwise agreed in writing with the Company. Assets held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or the Guarantor, as the case may be, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

     (h) The Trustee shall not be deemed to have notice or actual knowledge of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact a Default is received by the Trustee pursuant to Section 13.2, and such notice references the Securities and this Indenture.

     (i) The rights, privileges, protections, immunities and benefits given to the Trustee hereunder, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Paying Agent, authenticating agent, Conversion Agent or Registrar acting hereunder.

     (j) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     Section 5.2 Certain Rights of Trustee.
                 --------------------------

     Subject to the provisions of Section 5.1 and subject to Section 315(a) through (d) of the TIA:

          (1) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

          (3) The Trustee may act through attorneys and agents and shall be responsible for the misconduct or negligence of any attorney or agent appointed with due care.

          (4) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith which it believed to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, unless the Trustee's conduct constitutes negligence.

          (5) The Trustee may consult with counsel of its selection and the advice of such counsel as to matters of law or legal interpretation shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (6) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

          (7) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty unless so specified herein.

     Section 5.3 Individual Rights of Trustee.
                 -----------------------------

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest (as such term is defined in Section 310(b) of the TIA), it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee (to the extent permitted under Section 310(b) of the TIA) or resign. Any agent may do the same with like rights and duties. The Trustee is also subject to Sections 5.11 and 5.12.

     Section 5.4 Money Held in Trust.
                 --------------------

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise expressly agreed with the Company.

     Section 5.5 Trustee's Disclaimer.
                 ---------------------

     The recitals contained herein and in the Securities (except for those in the certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity, sufficiency or priority of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

     Section 5.6 Notice of Defaults.
                 -------------------

     Within 90 days after the occurrence of any Default or Event of Default hereunder of which the Trustee has received written notice, the Trustee shall give notice to Holders pursuant to Section 13.2, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of or interest (including Additional Amounts, if any), or in the payment of any redemption or repurchase obligation on any Security, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

     Section 5.7 Reports by Trustee to Holders.
                 ------------------------------

     The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required by Section 313 of the TIA at the times and in the manner provided by the TIA.

     A copy of each report at the time of its mailing to Holders shall be filed with the SEC, if required, and each stock exchange, if any, on which the Securities are listed. The Company shall promptly notify the Trustee if the Securities become listed on any stock exchange or delisted therefrom.

     Section 5.8 Compensation and Indemnification.
                 ---------------------------------

     The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except to the extent that any such expense, disbursement or advance is due to its negligence or bad faith. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.1, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law. The Company also covenants to indemnify the Trustee and its officers, directors, employees and agents for, and to hold such Persons harmless against, any loss, liability or expense incurred by them, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder or the performance of their duties hereunder, including the costs and expenses of defending themselves against or investigating any claim of liability in the premises, except to the extent that any such loss, liability or expense was due to the negligence or willful misconduct of such Persons. The obligations of the Company under this Section
5.8 to compensate and indemnify the Trustee and its officers, directors, employees and agents and to pay or reimburse such Persons for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee. Such additional indebtedness shall be a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. "Trustee" for purposes of this Section 5.8 shall include any predecessor Trustee, but the negligence or willful misconduct of any Trustee shall not affect the indemnification of any other Trustee.

     Section 5.9 Replacement of Trustee.
                 -----------------------

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 5.9.

     The Trustee may resign and be discharged from the trust hereby created by so notifying the Company in writing. The Holders of at least a majority in aggregate principal amount of Outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company must remove the Trustee if:

     (i) the Trustee fails to comply with Section 5.10 or Section 310 of the TIA;

     (ii)   the Trustee becomes incapable of acting;

     (iii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law; or

     (iv) a Custodian or public officer takes charge of the Trustee or its property.

     If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Company shall promptly appoint a successor Trustee. The Trustee shall be entitled to payment of its fees and reimbursement of its expenses while acting as Trustee. Within one year after the successor Trustee takes office, the Holders of at least a majority in aggregate principal amount of Outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     Any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee if the Trustee fails to comply with Section 5.10.

     If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the resigning or removed Trustee, as the case may be, may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The Company shall issue a notice of the successor Trustee's succession to the Holders. Upon payment of its charges, the retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject nevertheless to its lien, if any, provided for in Section 5.8. Notwithstanding replacement of the Trustee pursuant to this Section 5.9, the Company's obligations under Section 5.8 shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

     Section 5.10 Successor Trustee by Merger, Etc.
                  ---------------------------------

     Subject to Section 5.11, if the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another Person, corporation or national banking association, the successor entity without any further act shall be the successor Trustee as to the Securities.

     Section 5.11 Corporate Trustee Required; Eligibility.
                  ----------------------------------------

     The Trustee shall at all times satisfy the requirements of Section 310(a)(1), (2) and (5) of the TIA. The Trustee shall at all times have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall at all times have), a combined capital and surplus of at least $25 million as set forth in its (or its related bank holding company's) most recent published annual report of condition. The Trustee is subject to
Section 310(b) of the TIA.

     Section 5.12 Collection of Claims Against the Company.
                  -----------------------------------------

     The Trustee is subject to Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated therein.

                                    ARTICLE 6

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     Section 6.1 Company or Guarantor May Consolidate, Etc., Only on Certain
                 -----------------------------------------------------------
                 Terms.
                 ------

     Neither the Company nor the Guarantor shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and neither the Company nor the Guarantor shall permit any Person to consolidate with or merge into the Company or the Guarantor, respectively, or convey, transfer or lease its properties and assets substantially as an entirety to the Company or the Guarantor, respectively, unless:

          (1) in the event that the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the Netherlands Antilles;

          (2) in the event that the Company or the Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the entity surviving such transaction or transferee entity is not the Company or the Guarantor, as the case may be, then such surviving or transferee entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including Additional Amounts, if any), on all the Securities and the performance of every covenant of this Indenture on the part of the Company and the Guarantor to be performed or observed and shall have provided for conversion rights in accordance with Section 12.13;

          (3) at the time of consummation of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (4) the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     Section 6.2 Successor Corporation Substituted.
                 ----------------------------------

     Upon any consolidation or merger by the Company or the Guarantor with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company and the Guarantor substantially as an entirety to any Person, in accordance with Section 6.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Company or the Guarantor herein, and thereafter, except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

     Section 6.3 Guarantor to be the Sole Equityholder of the Company.
                 -----------------------------------------------------

     So long as any Securities are outstanding, the Guarantor or its successor will directly or indirectly own all of the outstanding capital stock of the Company.

                                    ARTICLE 7

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

     Section 7.1 Without Consent of Holders of Securities.
                 -----------------------------------------

     Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend this Indenture and the Securities to:

     (a) add to the covenants of the Company or the Guarantor for the benefit of the Holders of Securities;

     (b) surrender any right or power herein conferred upon the Company or the Guarantor;

     (c) make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.13;

     (d) provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article 6;

     (e) reduce the Conversion Price; provided, however, that such reduction in the Conversion Price shall not adversely affect the interest of the Holders of Securities (after taking into account tax and other consequences of such reduction);

     (f) comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

     (g) make any changes or modifications to this Indenture necessary in connection with the registration of any Securities under the Securities Act as contemplated in the Registration Rights Agreement; provided, however, that such action pursuant to this clause (g) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect;

     (h) cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause (h) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution), adversely affect the interests of the Holders of Securities in any material respect;

     (i) add or modify any other provisions with respect to matters or questions arising under this Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause (i) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution), adversely affect the interests of the Holders of Securities in any material respect; or

     (j) provide for the issuance of Add On Securities as permitted by Section 2.21, which will have terms substantially identical to the other Outstanding Securities except as specified in Section 2.21, and which will be treated, together with any other Outstanding Securities, as a single issue of securities.

     Section 7.2 With Consent of Holders of Securities.
                 --------------------------------------

     Except as provided below in this Section 7.2, this Indenture or the Securities may be amended or supplemented, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case (i) with the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of a majority in aggregate principal amount of the Outstanding Securities represented at such meeting.

     Without the written consent or the affirmative vote of each Holder of Securities affected thereby, an amendment or waiver under this Section 7.2 may not:

     (a) change the Stated Maturity of the principal of, or any installment of interest (including Additional Amounts, if any) on, any Security;

     (b) reduce the principal amount on any Security;

     (c) reduce the Interest Rate or interest (including Additional Amounts, if any) on any Security;

     (d) change the currency of payment of principal of or interest (including Additional Amounts, if any) on any Security;

     (e) impair the right of any Holder to institute suit for the enforcement of any payment in or with respect to any Security;

     (f) modify the obligation of the Company to maintain an office or agency in The City of New York pursuant to Section 9.4;

     (g) except as permitted by Section 12.13, adversely affect the Repurchase Right or the right to convert any Security as provided in Article 12;

     (h) modify the Guarantor's obligation to own, directly or indirectly, all of the outstanding membership interest in the Company;

     (i) modify the provisions in Article 10 relating to the redemption of the Securities in a manner adverse to the Holders of Securities;

     (j) modify the Guarantor's obligation under the Guarantees;

     (k) modify any of the provisions of this Section, Section 4.4, Section
13.11 or Section 13.12, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

     (l) reduce the requirements of Section 8.4 for quorum or voting, or reduce the percentage in aggregate principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture.

     It shall not be necessary for any Act of Holders of Securities under this
Section 7.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 7.3 Compliance with Trust Indenture Act.
                 ------------------------------------

     Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

     Section 7.4 Revocation of Consents and Effect of Consents or Votes.
                 -------------------------------------------------------

     Until an amendment, supplement or waiver becomes effective, a written consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security; provided, however, that unless a record date shall have been established, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective.

     An amendment, supplement or waiver becomes effective on receipt by the Trustee of written consents from or affirmative votes by, as the case may be, the Holders of the requisite percentage of aggregate principal amount of the Outstanding Securities, and thereafter shall bind every Holder of Securities; provided, however, if the amendment, supplement or waiver makes a change described in any of the clauses (a) through (l) of Section 7.2, the amendment, supplement or waiver shall bind only each Holder of a Security which has consented to it or voted for it, as the case may be, and every subsequent Holder of a Security or portion of a Security that evidences the same indebtedness as the Security of the consenting or affirmatively voting Holder, as the case may be.

     Section 7.5 Notation on or Exchange of Securities.
                 --------------------------------------

     If an amendment, supplement or waiver changes the terms of a Security:

     (a) the Trustee may require the Holder of a Security to deliver such Securities to the Trustee, the Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Security thereafter authenticated; or

     (b) if the Company so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

     Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

     Section 7.6 Trustee to Sign Amendment, Etc.
                 -------------------------------

     The Trustee shall sign any amendment authorized pursuant to this Article 7 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If the amendment does adversely affect the rights, duties, liabilities or immunities of the Trustee, the Trustee may but need not sign it. In signing or refusing to sign such amendment, the Trustee shall be entitled to receive and shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment is authorized or permitted by this Indenture.

                                    ARTICLE 8

                        MEETING OF HOLDERS OF SECURITIES

     Section 8.1 Purposes for Which Meetings May Be Called.
                 ------------------------------------------

     A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

     Section 8.2 Call Notice and Place of Meetings.
                 ----------------------------------

     (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 8.1, to be held at such time and at such place in The City of New York. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 13.2, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 8.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place in The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section 8.2.

     Section 8.3 Persons Entitled to Vote at Meetings.
                 -------------------------------------

     To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     Section 8.4 Quorum; Action.
                 ---------------

     The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.2(a), except that such notice need be given only once and not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

     Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

     At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 7.2) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than a majority in principal amount of Outstanding Securities represented and voting at such meeting.

     Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities, whether or not present or represented at the meeting.

     Section 8.5 Determination of Voting Rights; Conduct and Adjournment of
                 ----------------------------------------------------------
                 Meetings.
                 ---------

     (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 13.4 and the appointment of any proxy shall be proved in the manner specified in Section 13.4. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 13.4 or other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
Section 8.2(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

     (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

     (d) Any meeting of Holders of Securities duly called pursuant to Section
8.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

     Section 8.6 Counting Votes and Recording Action of Meetings.
                 ------------------------------------------------

     The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 8.2 and, if applicable, Section 8.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                    ARTICLE 9

                                    COVENANTS

     Section 9.1 Payment of Principal and Interest.
                 ----------------------------------

     The Company will duly and punctually pay the principal of and interest (including Additional Amounts, if any) in respect of the Securities in accordance with the terms of the Securities and this Indenture. The Company will deposit or cause to be deposited with the Trustee as directed by the Trustee, no later than the day of the Stated Maturity of any Security or installment of interest (including Additional Amounts, if any), all payments so due.

     Section 9.2 Restrictions on Certain Payments.
                 ---------------------------------

     The Company shall not pay dividends, make distributions, incur Indebtedness (other than the Securities and any Add On Securities) or repurchase its or the Guarantor's securities (other than the Securities and any Add On Securities).

     Section 9.3 Payment of Additional Tax Amounts.
                 ----------------------------------

     All payments of interest and principal by the Company under the Securities and by the Guarantor under the Guarantees shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (but, except as provided in this Indenture, other than any estate, inheritance, gift, sales, transfer or personal property taxes imposed with respect to the Securities or the Guarantees) imposed or levied by or on behalf of the Netherlands Antilles or the State of Israel or any political sub-division thereof or by any authority therein having power to tax unless such withholding or deduction is required by law. In that event, the Company or the Guarantor, as applicable, will pay such additional amounts as may be necessary in order that the net amounts received by a Holder after such withholding or deduction shall equal the amount of interest and principal which would have been receivable in respect of the Securities in the absence of such withholding or deduction ("Additional Tax Amounts"), except that no such Additional Tax Amounts shall be payable:

     (a) to or on behalf of a Holder that is:

          (1) able to avoid such withholding or deduction by making a declaration of non-residence or other claim for exemption to the relevant tax authority or

          (2) is liable for such taxes, duties, assessments or governmental charges in respect of the debentures by reason of its having some connection with the taxing jurisdiction other than merely by the holding of the Securities; or

     (b) that any such taxes, duties, assessments or governmental charges would not have been imposed but for the presentation of such Securities or Guarantees, where presentation is required, for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever is later, except to the extent that the Holder thereof would have been entitled to Additional Tax Amounts had the Securities or Guarantees been presented for payment on any date during such 30-day period.

     Section 9.4 Maintenance of Offices or Agencies.
                 -----------------------------------

     The Company hereby appoints the Trustee's Corporate Trust Office as its office in The City of New York, where Securities may be:

     (i)    presented or surrendered for payment;

     (ii)   surrendered for registration of transfer or exchange;

     (iii)  surrendered for conversion;

and where notices and demands to or upon the Company or the Guarantor in respect of the Securities or the Guarantees and this Indenture may be served.

     The Company may at any time and from time to time vary or terminate the appointment of any such office or appoint any additional offices for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or monies sufficient to pay the principal of and interest (including Additional Amounts, if any) on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 9.4, the Company will maintain in

The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company and the Guarantor in respect of the Securities or the Guarantees and this Indenture may be served. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with Section 13.2, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

     If at any time the Company shall fail to maintain any such required office or agency in The City of New York, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made at, and notices and demands may be served on, the Corporate Trust Office of the Trustee.

     Section 9.5 Corporate Existence.
                 --------------------

     Subject to Article 6, each of the Guarantor and the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company and the Guarantor shall not be required to preserve any such right or franchise if the Company and the Guarantor determines that the preservation thereof is no longer desirable in the conduct of the business of the Company or the Guarantor and that the loss thereof is not disadvantageous in any material respect to the Holders.

     Section 9.6 [Intentionally Omitted].
                 ------------------------

     Section 9.7 Reports.
                 --------

     (a) The Company or the Guarantor, as the case may be, shall deliver to the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company or the Guarantor is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act; provided, however, the Company and the Guarantor shall not be required to deliver to the Trustee any materials for which the Company or the Guarantor has sought and received confidential treatment by the SEC. The Company and the Guarantor also shall comply with the other provisions of Section 314(a) of the TIA.

     (b) Delivery of such annual reports, information and documents and other reports to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     (c) If at any time each of the Company and the Guarantor is not subject to
Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Security, the Company or the Guarantor, as the case may be, will promptly furnish or cause to be furnished to such Holder or to a prospective purchaser of such Security designated by such Holder, as the case may be, the information, if any, required to be delivered by it pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with the resale of such Security; provided, however, that the Company and the Guarantor shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of the date such security was last acquired from the Company or an "affiliate" (as defined under Rule 144 under the Securities Act) of the Company.

     Section 9.8 Compliance Certificate.
                 -----------------------

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31), an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company, they would normally have knowledge of any failure by the Company to comply with all conditions, or any Default by the Company with respect to any covenants, under this Indenture, and further stating whether or not they have knowledge of any such failure or Default and, if so, specifying each such failure or Default and the nature thereof. In the event an Officer of the Company comes to have actual knowledge of a Default, regardless of the date, the Company shall deliver an Officers' Certificate to the Trustee specifying such Default and the nature and status thereof.

     Section 9.9 Resale of Certain Securities.
                 -----------------------------

     During the period of two years after the last date of original issuance of any Securities, neither the Guarantor nor the Company shall, nor shall either permit any of its "affiliates" (as defined under Rule 144 under the Securities
Act) to, resell any Securities, or ADRs issuable upon conversion of the Securities, that are acquired by any of them except pursuant to an effective registration statement under the Securities Act. The Trustee shall have no responsibility or liability in respect of the Company's performance of its agreement in the preceding sentence.

                                   ARTICLE 10

                            REDEMPTION OF SECURITIES

     Section 10.1 Optional Redemption.
                  --------------------

     At any time on or after November 18, 2007, except for Securities that it is required to repurchase pursuant to Section 11.1(a), the Company may, at its option, redeem the Securities in whole at any time or in part from time to time, on any date prior to maturity, upon notice as set forth in Section 10.4, at the Redemption Price plus any interest (including Additional Amounts, if any) accrued and unpaid to, but excluding, the Redemption Date.

     Section 10.2 Notice to Trustee.
                  ------------------

     If the Company elects to redeem Securities pursuant to the provisions of
Section 10.1, it shall notify the Trustee at least 30 days prior to the intended Redemption Date of (i) such intended Redemption Date, (ii) the principal amount of Securities to be redeemed and (iii) the CUSIP numbers of the Securities to be redeemed.

     Section 10.3 Selection of Securities to Be Redeemed.
                  ---------------------------------------

     If fewer than all the Securities are to be redeemed, the Trustee shall select the particular Securities to be redeemed from the Outstanding Securities by a method that complies with the requirements of any exchange on which the Securities are listed, or, if the Securities are not listed on an exchange, on a pro rata basis or by lot or in accordance with any other method the Trustee considers fair and appropriate. Securities and portions thereof that the Trustee selects shall be in amounts equal to the minimum authorized denominations for Securities to be redeemed or any integral multiple thereof.

     If any Security selected for partial redemption is converted or elected to be repurchased in part before termination of the conversion right or repurchase right with respect to the portion of the Security so selected, the converted or repurchased portion of such Security shall be deemed to be the portion selected for redemption; provided, however, that the Holder of such Security so converted and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion of such Security. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

     The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     Section 10.4 Notice of Redemption.
                  ---------------------

     Notice of redemption shall be given in the manner provided in Section 13.2 to the Holders of Securities to be redeemed. Such notice shall be given not less than 20 nor more than 60 days prior to the intended Redemption Date.

     All notices of redemption shall state:

          (1) such intended Redemption Date;

          (2) the Redemption Price and interest (including Additional Amounts, if any) accrued and unpaid to, but excluding, the Redemption Date, if any;

          (3) if fewer than all the Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be Outstanding after such partial redemption;

          (4) that on the Redemption Date the Redemption Price and interest accrued and unpaid to, but excluding, the Redemption Date, if any, will become due and payable upon each such Security to be redeemed, and that interest (including Additional Amounts, if any) thereon shall cease to accrue on and after such date;

          (5) the Conversion Price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion;

          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, accrued and unpaid interest, if any; and

          (7) the CUSIP number of the Securities.

     The notice given shall specify the last date on which exchanges or transfers of Securities may be made pursuant to Section 2.9, and shall specify the serial numbers of Securities and the portions thereof called for redemption.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request delivered at least 15 days prior to the date of the mailing of such Notice (unless a shorter period shall be acceptable to the Trustee), by the Trustee in the name of and at the expense of the Company.

     Section 10.5 Effect of Notice of Redemption.
                  -------------------------------

     Notice of redemption having been given as provided in Section 10.4, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Company at the Redemption Price; provided, however, the installments of interest on Securities whose Stated Maturity is prior to or on the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 2.9.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the Interest Rate.

     Section 10.6 Deposit of Redemption Price.
                  ----------------------------

     Prior to 10:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price, accrued and unpaid interest (including Additional Amounts, if any), in respect of all the Securities to be redeemed on that Redemption Date, other than any Securities called for redemption on that date which have been converted prior to the date of such deposit, and accrued and unpaid interest, if any, on such Securities.

     If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in
Section 2.1(e)) be paid to the Company upon request by the Company or, if then held by the Company, shall be discharged from such trust.

     Section 10.7 Securities Redeemed in Part.
                  ----------------------------

     Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 9.4 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or the Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE 11

                      REPURCHASE AT THE OPTION OF A HOLDER

     Section 11.1 Repurchase Rights.
                  ------------------

     (a) On November 18, 2007 (the "First Optional Repurchase Date"), November 15, 2012 and November 15, 2017 (each, an "Optional Repurchase Date") each Holder shall have the right (the "Optional Repurchase Right" and, the Optional Repurchase Right exercisable on the First Optional Repurchase Date, the "First Optional Repurchase Right"), at the Holder's option, but subject to the provisions of Section 11.2, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is equal to any integral multiple of $1,000 (provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be outstanding after such repurchase is equal to an integral multiple of $1,000), at a repurchase price equal to 100% of the principal amount of the Securities to be repurchased (the "Optional Repurchase Price"), plus interest (including Additional Amounts, if any) accrued and unpaid to, but excluding, the Optional Repurchase Date; provided, however, that installments of interest on Securities whose Stated Maturity is prior to or on an Optional Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 2.1.

     (b) In the event that a Change in Control or a Termination of Trading shall occur, each Holder shall have the right (the "Fundamental Change Repurchase Right" and, together with the Optional Repurchase Right, each a "Repurchase Right"), at the Holder's


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


option, but subject to the provisions of Section 11.2, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to any integral multiple of $1,000 (provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to an integral multiple of $1,000), on the date (the "Fundamental Change Repurchase Date" and together with the Optional Repurchase Dates, each a "Repurchase Date") that is 45 days after the date of the Company Notice given pursuant to Section 11.3 in connection with such Change of Control or Termination of Trading at the 100% of the principal amount of the Securities to be repurchased (the "Fundamental Change Repurchase Price" and together with the "Optional Repurchase Price", each a "Repurchase Price"), plus interest (including Additional Amounts, if any) accrued and unpaid to, but excluding, the Repurchase Date; provided, however, that installments of interest on Securities whose Stated Maturity is prior to or on the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 2.1.

     (c) Subject to the fulfillment by the Company of the conditions set forth in Section 11.2, upon exercise by a Holder of its First Optional Repurchase Right or a Fundamental Change Repurchase Right, the Company may elect to pay some or all of the Repurchase Price by delivering a number of ADRs equal to (i) such portion of the Repurchase Price it elects to pay using ADRs divided by (ii) 97% of the average of the Trading Prices per ADR for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the applicable Repurchase Date.

     Section 11.2 Conditions to the Company's Election to Pay the Repurchase
                  ----------------------------------------------------------
                  Price in ADRs.
                  --------------

     Upon exercise by a Holder of its First Optional Repurchase Right or a Fundamental Change Repurchase Right, the Company may, at its option, pay some or all of the Repurchase Price payable to Holders pursuant to Section 11.1 upon redemption of the Securities, in ADRs, if the following conditions are satisfied:

     (a) The ADRs to be so issued:

          (1) shall not require registration under any federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon repurchase or redemption, as the case may be, or if such registration is required, such registration shall be completed and shall become effective prior to the applicable Repurchase Date; and

          (2) shall not require registration with, or approval of, any governmental authority under any state law or any other federal law before the ADRs may be validly issued or delivered upon repurchase or if such registration is required or such approval must be obtained, such registration shall be completed or such approval shall be obtained prior to the applicable Repurchase Date.


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


     (b) All ADRs which may be issued upon repurchase of Securities will be issued out of the Guarantor's authorized but unissued Ordinary Shares and deposited by the Guarantor with the ADR Depositary in accordance with the Deposit Agreement and will, upon such deposit, be duly and validly issued and fully paid and nonassessable and free of any preemptive or similar rights.

     (c) If any of the conditions set forth in clauses (a) through (c) of this
Section 11.2 are not satisfied in accordance with the terms thereof, the Repurchase Price, as applicable, shall be paid by the Company only in cash.

     Section 11.3 Notices; Method of Exercising Repurchase Right, Etc.
                  ----------------------------------------------------

     (a) In the case of a Change in Control or a Termination of Trading, unless the Company shall have theretofore called for redemption all of the Outstanding Securities, prior to or on the 30th day after the occurrence of a Change in Control or a Termination of Trading, the Company, or, at the written request and expense of the Company prior to or on the 30th day after such occurrence, the Trustee, shall give to all Holders of Securities notice, in the manner provided in Section 13.2, of the occurrence of the Change of Control or a Termination of Trading and of the Repurchase Right set forth herein arising as a result thereof (the "Fundamental Change Company Notice"). In the case of an Optional Repurchase Right, 20 Business Days prior to an Optional Repurchase Date the Company, or, at the written request and expense of the Company fifteen days prior to such date, the Trustee, shall give to all Holders of Securities a notice, in the manner provided in Section 13.2, of the Optional Repurchase Right (the "Optional Repurchase Right Company Notice" and, together with the Fundamental Change Company Notice, each a "Company Notice"). The Company shall also deliver a copy of such Company Notice of a Repurchase Right to the Trustee. Each Company Notice of a Repurchase Right shall state:

          (1) the applicable Repurchase Date;

          (2) the date by which the Fundamental Change Repurchase Right or the Optional Repurchase Right must be exercised;

          (3) the Repurchase Price and accrued and unpaid interest (including Additional Amounts, if any), if any;

          (4) whether the Repurchase Price shall be paid by the Company in cash or by delivery of ADRs, or a combination thereof, specifying the percentage of each;

          (5) if the Repurchase Price will be paid in ADRs, the method for calculating the average Trading Price of the ADRs;

          (6) a description of the procedure which a Holder must follow to exercise its Repurchase Right, and the place or places where such Securities, are to be surrendered for payment of the Repurchase Price and accrued and unpaid interest, if any;


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


          (7) that on the applicable Repurchase Date the Repurchase Price and accrued and unpaid interest, if any, will become due and payable in cash upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date;

          (8) the Conversion Rate then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place where such Securities may be surrendered for conversion, and

          (9) the place or places where such Securities, together with the Option to Elect Repayment certificate included in Exhibit A annexed hereto are to be delivered for payment of the Repurchase Price and accrued and unpaid interest, if any.

     No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a Repurchase Right or affect the validity of the proceedings for the repurchase of Securities.

     If any of the foregoing provisions or other provisions of this Article 11 are inconsistent with applicable law, such law shall govern.

     (b) To exercise its Optional Repurchase Right or its Fundamental Change Repurchase Right, as the case may be, a Holder shall deliver to the Trustee on or prior to the close of business two Business Days prior to the applicable Optional Repurchase Date in the case of an Optional Repurchase Right, or prior to or on the 30th day after the date of the Company Notice in the case of a Change in Control or a Termination of Trading:

          (1) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Security is to be repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased) and a statement that an election to exercise the applicable Repurchase Right is being made thereby, and, in the event that the Repurchase Price shall be paid in whole or in part in ADRs, the name or names (with addresses) in which the certificate or certificates for the ADRs shall be issued;

          (2) the Securities with respect to which the Repurchase Right is being exercised; and

          (3) in the event the Company elects to pay the Repurchase Price to be paid as of such Repurchase Date, in whole or in part, in ADRs but such portion of the Repurchase Price shall ultimately be payable to such Holder entirely in cash because any of the conditions to payment of the Repurchase Price in ADRs is not satisfied prior to the close of business on such Repurchase Date, as set forth in Section 11.2, whether such Holder elects
     (i) to withdraw such Repurchase Notice as to some or all of the Securities to which such Repurchase Notice relates (stating the Principal Amount at Maturity and certificate numbers of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Repurchase Price for all Securities (or portions thereof) to which such Repurchase Notice relates.

Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the Repurchase Right is being exercised shall continue until the close of business on the Business Day immediately preceding the Repurchase Date.

     (c) In the event a Repurchase Right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee the Repurchase Price in cash or ADRs, as provided above, for payment to the Holder on the Repurchase Date or, if ADRs are to be paid, as promptly after the Repurchase Date as practicable, together with accrued and unpaid interest to, but excluding, the Repurchase Date payable in cash with respect to the Securities as to which the Repurchase Right has been exercised; provided, however, that installments of interest that mature prior to or on the Repurchase Date shall be payable in cash to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date.

     (d) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the Interest Rate, and each Security shall remain convertible into ADRs until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

     (e) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

     (f) Any issuance of ADRs in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date and the Person or Persons in whose name or names any certificate or certificates representing the ADRs shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the ADRs represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Guarantor shall be closed shall constitute the Person or Persons in whose name or names the ADRs are to be issued as the holder or holders of record of the shares represented thereby for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any ADRs issued upon repurchase of any Security declared prior to the Repurchase Date.

     (g) No fractions of shares of ADRs shall be issued upon repurchase of any Security or Securities. If more than one Security shall be repurchased from the same Holder and the Repurchase Price shall be payable in ADRs, the number of full shares which shall be issued upon such repurchase shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) to be so repurchased. Instead of any fractional share of ADRs which would otherwise be issued on the repurchase of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest one-100th of a share) in an amount equal to the same fraction of the Trading Price of the ADRs as of the Trading Day preceding the Repurchase Date.

     (h) Any issuance and delivery of certificates representing ADRs on repurchase of Securities shall be made without charge to the Holder of Securities being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the Securities represented thereby; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of (i) income of the Holder or (ii) any transfer involved in the issuance or delivery of certificates representing ADRs in a name other than that of the Holder of the Securities being repurchased, and no such issuance or delivery shall be made unless the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

     (i) All Securities delivered for repurchase shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 2.17.

                                   ARTICLE 12

                            CONVERSION OF SECURITIES

     Section 12.1 Conversion Right and Conversion Price.
                  --------------------------------------

     (a) Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into duly authorized, fully paid and nonassessable ADRs of the Guarantor, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion:

          (1) during any Conversion Period, if the Trading Price of the ADRs of the Guarantor for at least 20 Trading Days in the 30 Trading Day period ending on the first day of such Conversion Period was more than 120% of the Conversion Price in effect on such 30th Trading Day;

          (2) during the five Business Day period following any period of 10 consecutive Trading Days in which the average of the Trading Prices of the Securities for such 10 Trading Day period was less than 105% of the average of the Conversion Values of the Securities during the same period;


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


          (3) at any time prior to the close of business on the second Business Day preceding the date fixed for redemption, if such Security has been called for redemption pursuant to Article 10 hereof;

          (4) during any period in which (A) the credit rating assigned to the Securities by Standard & Poor's Rating Group is below BB+, (B) the credit rating assigned to the Securities by such rating agency is suspended or withdrawn or (C) such rating agency is not then rating the Securities; or

          (5) as provided in paragraph (b) of this Section 12.1.

     Such conversion right shall expire at the close of business on the Business Day immediately preceding November 15, 2022.

     The Conversion Agent shall, on behalf of the Company, determine on a daily basis whether the Securities shall be convertible as a result of the occurrence of an event specified in clause (1) or clause (2) above and, if the Securities shall be so convertible, the Conversion Agent shall promptly deliver to the Company and the Trustee written notice thereof. Whenever the Securities shall become convertible pursuant to this Section 12.1, the Company or, at the Company's request, the Trustee in the name and at the expense of the Company, shall notify the Holders of the event triggering such convertibility in the manner provided in Section 13.2, and the Company shall also publicly announce such information and publish it on the Guarantor's Worldwide Web site. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

     The Company and the Guarantor hereby agree, and each Holder of Securities by its purchase thereof shall be deemed to have agreed, that the Conversion Agent shall incur no liability in connection with its obligations under the preceding paragraph (including, without limitation, in connection with any determination whether at any time the Securities shall be convertible as a result of the occurrence of an event specified in clause (1) or clause (2) above), except such liability as may result from the Conversion Agent's gross negligence or willful misconduct. In no event shall the Conversion Agent be liable to any Person, including any Holder, for any consequential, punitive or special damages. The Company agrees to indemnify the Conversion Agent for, and to hold it harmless against, any and all loss, liability, damage, claim or expense (including the costs and expenses of defending against any claim (regardless of who asserts such claim) of liability) incurred by the Conversion Agent that arises out of or in connection with its obligations under the preceding paragraph, except such as may result from the gross negligence or willful misconduct of the Conversion Agent or any of its agents or employees. The Guarantor agrees to guarantee the obligations of the Company under the preceding sentence. The provisions of this paragraph shall survive the termination of this Indenture.

     (b) In addition, in the event that:

          (1) the Guarantor (A) distributes to all holders of Ordinary Shares rights or warrants entitling them (for a period expiring within 60 days after the record date for such distribution) to subscribe for or purchase Ordinary Shares, at


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


     a price per share less than the Trading Price of the Ordinary Shares on the Business Day immediately preceding the date of declaration of such distribution, or (B) distributes to all holders of Ordinary Shares assets, evidences of its Indebtedness or rights or warrants to purchase its securities, where the fair market value of such distribution per Ordinary Share (as determined by the Board of Directors of the Guarantor) exceeds 10% of the Trading Price of an Ordinary Share on the Business Day immediately preceding the date of declaration of such distribution, then, in each case, the Securities may be surrendered for conversion at any time on and after the date that the Company gives notice to the Holders of such right, which shall be not less than 20 days prior to the ex-dividend date for such distribution, until the close of business on the Business Day immediately preceding the ex-dividend date or the Company announces that such distribution will not take place, whichever is earlier; or

          (2) the Guarantor consolidates with or merges into another corporation, or is a party to a binding share exchange or sells or conveys its properties and assets as, or substantially as, an entirety to any Person in a transaction pursuant to which the Ordinary Shares would be converted into cash, securities or other property as set forth in Section
     12.13 hereof, then the Securities may be surrendered for conversion at any time from and after the date which is 15 days prior to the date announced by the Company as the anticipated effective time of such transaction until 15 days after the actual date of such transaction.

     In case a Security or a portion thereof is called for redemption, such conversion right in respect of the Security or the portion so called, shall expire at the close of business on the second Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption. In the event a Holder exercises its Repurchase Right with respect to a Security or portion thereof, such conversion right in respect of the Security or portion thereof shall expire at the close of business on the Business Day immediately preceding the applicable Repurchase Date.

     The price at which ADRs shall be delivered upon conversion (the "Conversion Price") shall be initially equal to $85.7978 per ADR. The Conversion Price shall be adjusted in certain instances as provided in paragraphs (a), (b), (c), (d),
(e), (f), (h) and (1) of Section 12.4.

     Section 12.2 Exercise of Conversion Right.
                  -----------------------------

     To exercise the conversion right, the Holder of any Security to be converted shall surrender such Security duly endorsed or assigned to the Company or in blank, at the office of any Conversion Agent, accompanied by a duly signed conversion notice substantially in the form attached to the Security to the Company stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted.

     Securities surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (except in the case of any Security whose Maturity is prior to such Interest Payment Date)


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


shall be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest to be received on such Interest Payment Date on the principal amount of Securities being surrendered for conversion.

     Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the ADRs issuable upon conversion shall be treated for all purposes as the record holder or holders of such ADRs at such time. As promptly as practicable on or after the conversion date, the Company shall cause to be issued and delivered to such Conversion Agent a certificate or certificates representing the number of ADRs issuable upon conversion of such Securities, together with payment in lieu of any fraction of a share as provided in Section 12.3.

     In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Securities.

     If ADRs to be issued upon conversion of a Restricted Security, or Securities to be issued upon conversion of a Restricted Security in part only, are to be registered in a name other than that of the Holder of such Restricted Security, such Holder must deliver to the Conversion Agent a certificate in substantially the form set forth in the form of Security set forth in Exhibit A annexed hereto, dated the date of surrender of such Restricted Security and signed by such Holder, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Conversion Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the Holder ADRs or Securities issued upon conversion of any such Restricted Security not so accompanied by a properly completed certificate.

     The Company hereby initially appoints the Trustee as the Conversion Agent.

     Section 12.3 Fractions of ADRs.
                  ------------------

     No fractional ADRs shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full ADRs which shall be issued upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional ADRs which would otherwise be issued upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest one-100th of a share) in an amount equal to the same fraction of the Trading Price of the ADRs as of the Trading Day preceding the date of conversion.

     Section 12.4 Adjustment of Conversion Price.
                  -------------------------------

     The Conversion Price shall be subject to adjustment, calculated by the Company, from time to time as follows:

     (a) In case the Guarantor shall hereafter pay a dividend or make a distribution to all holders of the outstanding Ordinary Shares in Ordinary Shares, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction:

          (1) the numerator of which shall be the number of Ordinary Shares outstanding at the close of business on the Record Date (as defined in Section 12.4(g)) fixed for such determination; and

          (2) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.

     Such reduction shall become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 12.4(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

     (b) In case the outstanding Ordinary Shares shall be subdivided into a greater number of Ordinary Shares, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding Ordinary Shares shall be combined into a smaller number of Ordinary Shares, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (c) In case the Guarantor shall issue rights or warrants (other than any rights or warrants referred to in Section 12.4(d)) to all holders of its outstanding Ordinary Shares entitling them to subscribe for or purchase Ordinary Shares (or securities convertible into Ordinary Shares) at a price per share (or having a conversion price per share) less than the Current Market Price (as defined in Section 12.4(g)) on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction:

          (1) the numerator of which shall be the number of Ordinary Shares outstanding at the close of business on the Record Date, plus the number of shares which the aggregate offering price of the total number of shares so offered for


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


     subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price; and

          (2) the denominator of which shall be the number of Ordinary Shares outstanding on the close of business on the Record Date, plus the total number of additional Ordinary Shares so offered for subscription or purchase (or into which the convertible securities so offered are convertible).

     Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that Ordinary Shares (or securities convertible into Ordinary Shares) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of Ordinary Shares (or securities convertible into Ordinary Shares) actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Ordinary Shares at less than such Current Market Price, and in determining the aggregate offering price of such Ordinary Shares, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

     (d) In case the Guarantor shall, by dividend or otherwise, distribute to all holders of its Ordinary Shares of any class of capital stock of the Guarantor (other than any dividends or distributions to which Section 12.4(a) applies) or evidences of its indebtedness, cash or other assets, including securities, but excluding (1) any rights or warrants referred to in Section 12.4(c), (2) dividends or distributions of stock, securities or other property or assets (including cash) in connection with a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 12.13 applies and (3) dividends and distributions paid exclusively in cash (such capital stock, evidence of its indebtedness, cash, other assets or securities being distributed hereinafter in this Section 12.4(d) called the "distributed assets"), then, in each such case, subject to the second succeeding paragraph of this Section 12.4(d), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date (as defined in Section 12.4(g)) with respect to such distribution by a fraction:

          (1) the numerator of which shall be the Current Market Price (determined as provided in Section 12.4(g)) on such date, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) on such date of the portion of the distributed assets so distributed applicable to one Ordinary Share (determined on the basis of the number of Ordinary Shares outstanding on the Record Date); and

          (2) the denominator of which shall be such Current Market Price.

Such reduction shall become effective immediately prior to the opening of business on the day following the Record Date. However, in the event that the then fair market value (as so determined) of the portion of the distributed assets so distributed applicable to one Ordinary Share is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of distributed assets such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

     If the Board of Directors determines the fair market value of any distribution for purposes of this Section 12.4(d) by reference to the actual or when issued trading market for any distributed assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Price pursuant to Section 12.4(g) to the extent possible, unless the Board of Directors in a Board Resolution determines in good faith that determining the fair market value during the Reference Period would not be in the best interest of the Holders.

     Rights or warrants distributed by the Company to all holders of Ordinary Shares entitling the holders thereof to subscribe for or purchase shares of the Guarantor's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):

          (1) are deemed to be transferred with such Ordinary Shares;

          (2) are not exercisable; and

          (3) are also issued in respect of future issuances of Ordinary Shares;

shall be deemed not to have been distributed for purposes of this Section 12.4(d) (and no adjustment to the Conversion Price under this Section 12.4(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different distributed assets, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 12.4(d):

          (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion

     Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Ordinary Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Ordinary Shares as of the date of such redemption or repurchase; and

          (2) in the case of such rights or warrants which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

     For purposes of this Section 12.4(d) and Sections 12.4(a), 12.4(b) and 12.4(c), any dividend or distribution to which this Section 12.4(d) is applicable that also includes Ordinary Shares, a subdivision or combination of Ordinary Shares to which Section 12.4(b) applies, or rights or warrants to subscribe for or purchase Ordinary Shares to which Section 12.4(c) applies (or any combination thereof), shall be deemed instead to be:

          (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants, other than such Ordinary Shares, such subdivision or combination or such rights or warrants to which Sections 12.4(a), 12.4(b) and 12.4(c) apply, respectively (and any Conversion Price reduction required by this Section 12.4(d) with respect to such dividend or distribution shall then be made), immediately followed by

          (2) a dividend or distribution of such Ordinary Shares, such subdivision or combination or such rights or warrants (and any further Conversion Price reduction required by Sections 12.4(a), 12.4(b) and 12.4(c) with respect to such dividend or distribution shall then be made), except:

               (A) the Record Date of such dividend or distribution shall be substituted as (x) "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determinations" and "Record Date" within the meaning of Section 12.4(a), (y) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of Section 12.4(b), and (z) as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and such "Record Date" within the meaning of
          Section 12.4(c); and

               (B) any Ordinary Shares included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12.4(a) and any reduction or increase in the number of Ordinary Shares resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.


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


     (e) In case the Guarantor shall, by dividend or otherwise, distribute to all holders of its Ordinary Shares cash (excluding any cash that is distributed upon a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 12.13 applies or as part of a distribution referred to in Section 12.4(d)), in an aggregate amount that, combined together with:

          (1) the aggregate amount of any other such distributions to all holders of Ordinary Shares made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 12.4(e) has been made; and

          (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) of consideration payable in respect of any tender offer by the Guarantor or any of its subsidiaries for all or any portion of the Ordinary Shares or ADRs concluded within the 12 months preceding the date of such distribution, and in respect of which no adjustment pursuant to Section 12.4(f) has been made;

exceeds 10% of the product of the Current Market Price of the Ordinary Shares (determined as provided in Section 12.4(g)) on the Record Date with respect to such distribution times the number of Ordinary Shares (including Ordinary Shares represented by ADRs) outstanding on such date, then and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction:

          (1) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of Ordinary Shares outstanding on the Record Date, and

          (2) the denominator of which shall be equal to the Current Market Price on such date.

However, in the event that the then fair market value (as so determined) of the portion of cash and other securities, if any, so distributed applicable to one Ordinary Share is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of cash in excess of such 10% such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

     (f) In case a tender offer made by the Guarantor or any of its subsidiaries for all or any portion of the Ordinary Shares or ADRs shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) that combined together with:

          (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Guarantor or any of its subsidiaries for all or any portion of the Ordinary Shares or ADRs expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 12.4(f) has been made; and

          (2) the aggregate amount of any distributions to all holders of the Company's Ordinary Shares made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 12.4(e) has been made;

exceeds 10% of the product of the Current Market Price of the Ordinary Shares (determined as provided in Section 12.4(g)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of Ordinary Shares outstanding (including Ordinary Shares represented by ADRs and including any tendered shares) on the Expiration Time (such excess, the "Excess Amount"), then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction:

          (1) the numerator of which shall be (x) the product of (1) the number of Ordinary Shares outstanding (including any tendered shares) at the Expiration Time and (2) the Current Market Price of the Ordinary Shares at the Expiration Time less (y) the Excess Amount; and

          (2) the denominator shall be the product of the number of Ordinary Shares outstanding (including any tendered shares) at the Expiration Time and the Current Market Price of the Ordinary Shares at the Expiration Time.

Such reduction (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all or a portion of such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such (or such portion of the) tender offer had not been made. If the application of this Section 12.4(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 12.4(f).


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


     (g) For purposes of this Section 12.4, the following terms shall have the meanings indicated:

          (1) "Current Market Price" of an Ordinary Share shall mean the average of the daily Trading Prices per ADR for the ten consecutive Trading Days immediately prior to the date in question, minus the fair market value per ADR of any property (cash or otherwise) then held by the ADR Depositary on behalf of the existing ADR holders, then dividing the resulting value by the number of Ordinary Shares represented by each ADR; provided, however, that if:

          (2) the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(a), (b), (c),
     (d), (e) or (f) occurs during such ten consecutive Trading Days, the Trading Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event;

          (3) the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(a), (b), (c), (d), (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Trading Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event; and

          (4) the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Trading Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 12.4(d) or (f), whose determination shall be conclusive and set forth in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one ADR as of the close of business on the day before such "ex" date.

For purposes of any computation under Section 12.4(f), if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(a), (b), (c), (d),
(e) or (f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Trading Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, when used:


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


               (A) with respect to any issuance or distribution, means the first date on which the ADRs trade regular way on the relevant exchange or in the relevant market from which the Trading Price was obtained without the right to receive such issuance or distribution;

               (B) with respect to any subdivision or combination of ADRs, means the first date on which the ADRs trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

               (C) with respect to any tender or exchange offer, means the first date on which the ADRs trade regular way on such exchange or in such market after the Expiration Time of such offer.

Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 12.4, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 12.4 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

          (5) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

          (6) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of ADRs have the right to receive any cash, securities or other property or in which the ADRs (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

     (h) To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and the reduction is irrevocable during the period and the Board of Directors determines in good faith that such reduction would be in the best interests of the Holders, which determination shall be conclusive and set forth in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Guarantor shall mail to the Trustee and each Holder at the address of such Holder as it appears in the Register a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

     (i) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 12.4(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 12 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Ordinary Shares.


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


     (j) In any case in which this Section 12.4 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Security converted after such Record Date and before the occurrence of such event the additional Ordinary Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Ordinary Shares issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to
Section 12.3.

     (k) For purposes of this Section 12.4, the number of Ordinary Shares at any time outstanding shall not include shares held in the treasury of the Guarantor but shall include shares issuable in respect of certificates issued in lieu of fractions of Ordinary Shares.

     (l) If the distribution date for the rights provided in the Guarantor's rights agreement, if any, occurs prior to the date a Security is converted, the Holder of the Security who converts such Security after the distribution date is not entitled to receive the rights that would otherwise be attached (but for the date of conversion) to the Ordinary Shares received upon such conversion; provided, however, that an adjustment shall be made to the Conversion Price pursuant to clause 12.4(b) as if the rights were being distributed to the holders of the Ordinary Shares immediately prior to such conversion. If such an adjustment is made and the rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment shall be made to the Conversion Price, on an equitable basis, to take account of such event.

     (m) The initial Conversion Rate reflects that as of the date of this Indenture, each ADR represents one Ordinary Share. If the number of Ordinary Shares represented by each ADR changes, the Conversion Price will be adjusted proportionately.

     Section 12.5 Notice of Adjustments of Conversion Price.
                  ------------------------------------------

     Whenever the Conversion Price is adjusted as herein provided (other than in the case of an adjustment pursuant to the second sentence of Section 12.4(h) for which the notice required by such paragraph has been provided), the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based. Promptly after delivery of such Officers' Certificate, the Company shall prepare a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective, and shall mail such notice to each Holder at the address of such Holder as it appears in the Register within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

     Section 12.6 Notice Prior to Certain Actions.
                  --------------------------------

     In case at any time after the date hereof:

          (1) the Guarantor shall declare a dividend (or any other distribution) on its Ordinary Shares payable otherwise than in cash out of its capital surplus or its consolidated retained earnings;


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


          (2) the Guarantor shall authorize the granting to the holders of its Ordinary Shares of rights or warrants to subscribe for or purchase any shares of capital stock of any class (or of securities convertible into shares of capital stock of any class) or of any other rights;

          (3) there shall occur any reclassification of the Ordinary Shares of the Guarantor (other than a subdivision or combination of its outstanding Ordinary Shares, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Guarantor is a party and for which approval of any shareholders of the Guarantor is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Guarantor; or

          (4) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Guarantor;

the Guarantor shall cause to be filed at each office or agency maintained for the purpose of conversion of securities pursuant to Section 9.4, and shall cause to be provided to the Trustee and all Holders in accordance with Section 13.2, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating:

          (A) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Ordinary Shares of record to be entitled to such dividend, distribution, rights or warrants are to be determined; or

          (B) the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Ordinary Shares of record shall be entitled to exchange their Ordinary Shares for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, sale, transfer, dissolution, liquidation or winding up.

     Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings or actions described in clauses (1) through (4) of this Section 12.6.

     Section 12.7 Guarantor to Reserve Ordinary Shares.
                  -------------------------------------

     The Guarantor shall at all times use its best efforts to reserve and keep available, free from preemptive rights, out of its authorized but unissued Ordinary Shares, for the purpose of effecting the conversion of Securities, the full number of shares of fully paid and nonassessable Ordinary Shares then issuable upon the conversion of all Outstanding Securities.


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


     Section 12.8 Covenant as to Ordinary Shares.
                  -------------------------------

     The Company covenants that all Ordinary Shares which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 12.11, the Company will pay all taxes, liens and charges with respect to the issue thereof.

     Section 12.9 Guarantor's Covenant Regarding the Delivery of ADRs.
                  ----------------------------------------------------

     (a) Upon receipt by the Company of a Notice of Conversion in the form contained in Exhibit A of this Indenture, the Guarantor covenants that it will deposit Ordinary Shares issuable upon conversion of the Securities with the Depositary in accordance with the terms of the Deposit Agreement and will comply with the applicable terms of the Deposit Agreement so that ADRs evidencing ADSs representing such Ordinary Shares will be executed by the ADR Depositary and delivered to the Holders as required by this Agreement and the Depositary Agreement.

     (b) The Guarantor covenants that it will perform all acts necessary in order to ensure that ADRs evidencing ADSs representing Ordinary Shares issuable upon conversion of the Securities are delivered to the Holders entitled thereto.

     Section 12.10 Distribution of Ordinary Shares Instead of ADRs.
                   ------------------------------------------------

     (a) In the event that Ordinary Shares cease to be represented by ADRs issued under a depositary receipt program sponsored by the Guarantor, or the ADRs cease to be quoted on the Nasdaq National Market (and are not at that time listed on the New York Stock Exchange or another United States national securities exchange), all references herein to ADRs will be deemed to have been replaced by a reference to:

     (i) the number of Ordinary Shares corresponding to the ADRs on the last day on which the ADRs were quoted on the Nasdaq National Market; and

     (ii)   as adjusted, pursuant to the adjustment provisions contained in this
            Section 12, for any other property the ADRs represented as if the other property has been distributed to holders of ADRs on that day.

     Section 12.11 Taxes on Conversions.
                   ---------------------

     Except as provided in the next sentence, the Company will pay any and all taxes (other than taxes on income) and duties that may be payable in respect of the issue or delivery of ADRs on conversion of Securities pursuant hereto. A Holder delivering a Security for conversion shall be liable for and will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of ADRs in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.


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


     Section 12.12 Cancellation of Converted Securities.
                   -------------------------------------

     All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.17.

     Section 12.13 Effect of Reclassification, Consolidation, Merger or Sale.
                   ----------------------------------------------------------

     If any of following events occur, namely:

          (1) any reclassification or change of the outstanding Ordinary Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

          (2) any merger, consolidation, statutory share exchange or combination of the Guarantor with another corporation as a result of which holders of Ordinary Shares shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Ordinary Shares; or

          (3) any sale or conveyance of the properties and assets of the Guarantor as, or substantially as, an entirety to any other corporation as a result of which holders of Ordinary Shares shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Ordinary Shares;

the Guarantor or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that such Security shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Securities been converted into Ordinary Shares immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Ordinary Shares did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance is not the same for each Ordinary Share in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purposes of this Section 12.13 the kind and amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 12. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Ordinary Shares includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the Repurchase Rights set forth in Article 11.

     The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the Register, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

     The above provisions of this Section shall similarly apply to successive reclassifications, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.

     If this Section 12.13 applies to any event or occurrence, Section 12.4 shall not apply.

     Section 12.14 Responsibility of Trustee for Conversion Provisions.
                   ----------------------------------------------------

     The Trustee, subject to the provisions of Section 5.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or intent of any such adjustments when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall be accountable with respect to the validity or value (of the kind or amount) of any ADRs or Ordinary Share, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or share certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of
Section 5.1, and any Conversion Agent shall not be responsible or liable for any failure of the Company or the Guarantor to comply with any of the covenants of the Company or the Guarantor contained in this Article.

                                   ARTICLE 13

                     OTHER PROVISIONS OF GENERAL APPLICATION

     Section 13.1 Trust Indenture Act Controls.
                  -----------------------------

     This Indenture is subject to the provisions of the TIA which are required to be part of this Indenture, and shall, to the extent applicable, be governed by such provisions.

     Section 13.2 Notices.
                  --------

     Any notice or communication to the Company or the Trustee is duly given if in writing (which may be by facsimile with the original to follow) and delivered in person or mailed by first-class mail to the address set forth below:

     (a) if to the Company:

     Teva Pharmaceutical Finance B.V.
     c/o MeesPierson Trust (Curacao) N.V.
     J.B. Gorsiraweg 14
     Curacao, Netherlands Antilles
     Attn: Steven Melkman
     Fax:  5999 4614129

     (b) if to the Guarantor:

     Teva Pharmaceutical Industries Limited
     5 Basel Street
     P.O. Box 3190
     Petach Tikva 49131
     Israel
     Attn.:  Uzi Karniel
     Fax: 972-3-926-7429

     with a copy to:

     Teva Pharmaceuticals Industries Limited
     5 Basel Street, P.O. Box 3190
     Petach Tiqua 49131
     Israel
     Attn:  Dan Suesskind
     Fax: 972-2-589-2839

In each case with a copy to:

     Willkie Farr & Gallagher
     787 7th Avenue
     New York, NY  10019
     Attn.:  Peter H. Jakes
     Fax: (212) 728-8111

     (c) if to the Trustee:

     The Bank of New York
     101 Barclay Street, Floor 21W
     New York, New York 10286
     Attn: Corporate Trust Administration -- Global Finance Unit

The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication to a Holder shall be mailed by first-class mail to his address shown on the Register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in such notice or communication shall not affect its sufficiency with respect to other Holders.

     If a notice or communication is mailed or sent in the manner provided above within the time prescribed, it is duly given as of the date it is mailed, whether or not the addressee receives it, except that notice to the Trustee shall only be effective upon receipt thereof by the Trustee.

     If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee at the same time.

     Section 13.3 Communication by Holders with Other Holders.
                  --------------------------------------------

     Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under the Securities or this Indenture. The Company, the Trustee, the Registrar and anyone else shall have the protection of
Section 312(c) of the TIA.

     Section 13.4 Acts of Holders of Securities.
                  ------------------------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by:

          (1) one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing;

          (2) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article 8; or

          (3) a combination of such instruments and any such record.

Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 5.1) conclusive in favor of the Trustee, the Company and the Guarantor if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 8.6.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be provided in any manner which the Trustee reasonably deems sufficient.

     (c) The principal amount and serial numbers of Securities held by any Person, and the date of such Person holding the same, shall be proved by the Register.

     (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holders of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

     Section 13.5 Certificate and Opinion as to Conditions Precedent.
                  ---------------------------------------------------

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the Opinion of Counsel with respect to the matters upon which such certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or representations by, an officer or officers of the Company or the Guarantor stating that the information with respect to such factual matters is in the possession of the Company or the

Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Section 13.6 Statements Required in Certificate or Opinion.
                  ----------------------------------------------

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion on behalf of the Company or the Guarantor, as the case may be, has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 13.7 Effect of Headings and Table of Contents.
                  -----------------------------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 13.8 Successors and Assigns.
                  -----------------------

     All covenants and agreements in this Indenture by the Company or the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

     Section 13.9 Separability Clause.
                  --------------------

     In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 13.10 Benefits of Indenture.
                   ----------------------

     Nothing contained in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

     Section 13.11 Section Governing Law.
                   ----------------------

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Section 13.12 Submission to Jurisdiction; Consent to Service; Waivers.
                   --------------------------------------------------------

     The parties hereby submit to the non-exclusive jurisdiction of any federal or state court sitting in New York City solely for the purpose of any legal action or proceeding brought to enforce their obligations hereunder or, in the case of the Guarantor, with respect to any Securities and/or the Guarantees. Each of the Guarantor and the Company hereby:

     (i) agrees that, as long as any of the Securities remain Outstanding or the parties hereto have any obligation under this Indenture, it shall have an authorized agent in the United States upon whom process may be served in any such legal action or proceeding. Service of process upon such agent and written notice of such service mailed or delivered to it shall to the extent permitted by law be deemed in every respect effective service of process upon it in any such legal action or proceeding and, if it fails to maintain such an agent, any such process or summons may be served by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, addressed to it at its address as provided for notices hereunder. Each of the Guarantor and the Company hereby appoints Teva Pharmaceuticals USA, Inc. as its agent for such purposes, and covenants and agrees that service of process in any legal action or proceeding may be made upon it at such office of such agent;

     (ii) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in any federal or state court sitting in New York City and any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum;

     (iii) irrevocably agrees that the final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding and may be enforced in the courts of the jurisdiction of which it is subject by a suit upon judgment;

     (iv) irrevocably agrees that, should any such action or proceeding be brought against it arising out of or in connection with this Indenture, no immunity (to the extent that it may now or hereafter exist, whether on the grounds of sovereignty or otherwise) from such action or proceeding, from attachment (whether in aid of execution, before judgment or otherwise) of its property, assets or revenues, or from execution or judgment wherever brought or made, shall be claimed by it or on its behalf or with respect to its property, assets or revenues, any such immunity being hereby irrevocably waived by each of the Company and the Guarantor to the fullest extent permitted by law; and

     (v) irrevocably waives any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Indenture or the Securities or any transaction related hereto or thereto.

     Section 13.13 Counterparts.
                   -------------

     This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original but all such counterparts shall together constitute but one and the same instrument.

     Section 13.14 Legal Holidays.
                   ---------------

     In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert such Security shall not be a Business Day at any Place of Payment or Place of Conversion, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest (including Additional Amounts, if any) or principal or conversion of the Securities, need not be made at such Place of Payment or Place of Conversion on such day, but may be made on the next succeeding Business Day at such Place of Payment or Place of Conversion with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repurchase Date or at the Stated Maturity or on such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity, as the case may be.

     Section 13.15 Recourse Against Others.
                   ------------------------

            No recourse for the payment of the principal of or interest (including Additional Amounts, if any) on any Securities or Guarantees, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director or manager, as such, past, present or future, of the Company or the Guarantor of any successor entity to either the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance thereof and as part of the consideration for the issue thereof, expressly waived and released.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                        TEVA PHARMACEUTICAL FINANCE B.V.

                                        By: /s/ Richard S. Egosi
                                            ------------------------------
                                            Name:  Richard S. Egosi
                                            Title: Attorney-in-Fact


                                        TEVA PHARMACEUTICAL INDUSTRIES
                                           LIMITED

                                        By: /s/ Israel Makov
                                            ------------------------------
                                            Name:  Israel Makov
                                            Title: President and Chief Executive
                                                   Officer


                                        By: /s/ Dan S. Suesskind
                                            ------------------------------
                                            Name:  Dan S. Suesskind
                                            Title: Chief Financial Officer


                                        THE BANK OF NEW YORK, as trustee
                                           and not in its individual
                                           capacity

                                        By: /s/ Luis Perez
                                            ------------------------------
                                            Name:  Luis Perez
                                            Title: Assistant Vice-President

                                                                       EXHIBIT A


                                FORM OF SECURITY

                            FORM OF FACE OF SECURITY

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED OR TRANSFERRED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE. BENEFICIAL INTERESTS IN THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE INDENTURE.](1)

[THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF, THE SECURITIES ACT, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION AND IN ACCORDANCE WITH THE TRANSFER RESTRICTIONS CONTAINED IN THE INDENTURE UNDER WHICH THIS DEBENTURE WAS ISSUED.](2)

[IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY (X) WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY OR (Y) BY A HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER), [THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE).](3) THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS TEVA PHARMACEUTICAL FINANCE B.V. MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.](4)


----------

(1)  Insert if the Security is a Global Security.
(2)  Insert if the Security is a Restricted Security.
(3)  Insert if the Security is both a Restricted Security and a Physical
     Security.
(4) Insert if the Security is a Restricted Security other than a Regulation S Global Security.

[THIS SECURITY WILL NOT BE ACCEPTED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A GLOBAL SECURITY UNLESS THE HOLDER OF THIS SECURITY, SUBSEQUENT TO SUCH EXCHANGE, WILL HOLD EITHER NO DEBENTURES OR A MINIMUM AGGREGATE BENEFICIAL INTEREST IN THE DEBENTURES OF AT LEAST TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000), IF SUCH HOLDER IS A NON-INSTITUTIONAL INSTITUTIONAL ACCREDITED INVESTOR AN INSTITUTIONAL ACCREDITED INVESTOR.](5)


----------

(5)  Insert if the Security is a Physical Security.

                        TEVA PHARMACEUTICAL FINANCE B.V.

                  0.375% Convertible Senior Debentures due 2022
                               (the "Debentures")

         Payment of Principal, Interest and Additional Amounts, if any, Unconditionally Guaranteed By and Convertible Into American Depositary
                                   Receipts of

                     TEVA PHARMACEUTICAL INDUSTRIES LIMITED

                                          No.

Original principal balance of all         Initial principal balance of this
Debentures (including this Debenture):    Debenture:
$450,000,000                              $_________

CUSIP:




     TEVA PHARMACEUTICAL FINANCE B.V., a company organized under the laws of the Netherlands Antilles (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of ____________________________________ U.S. Dollars ($_________) on
November 15, 2022.

     Interest Payment Dates: May 15 and November 15, commencing May 15, 2003

     Regular Record Dates: May 1 and November 1

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Security to be duly executed manually or by facsimile by its duly authorized officers.


Dated:

                                        TEVA PHARMACEUTICAL FINANCE B.V.

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:



Trustee's Certificate of Authentication

This is one of the 0.375% Convertible Senior
Debentures due 2022 described in the within-named
Indenture.


THE BANK OF NEW YORK,
as Trustee

By:
    ------------------------------
        Authorized Signatory


Dated:

     Teva Pharmaceutical Industries Limited (the "Guarantor") hereby unconditionally and irrevocably guarantees to the Holder of this Security the due and punctual payment of the principal of and interest (including Additional Amounts, if any), on this Security, when and as the same shall become due and payable, whether at maturity or upon redemption or upon declaration of acceleration or otherwise, according to the terms of this Security and of the Indenture. The Guarantor agrees that in the case of default by the Company in the payment of any such principal or interest (including Additional Amounts, if any), the Guarantor shall duly and punctually pay the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of this Security, any modification of this Security, any invalidity, irregularity or unenforceability of this Security or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Company with respect thereto by the Holder of this Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantee is a Guarantee of payment and not of collection. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a demand or proceeding first against the Company, protest or notice with respect to this Security or the indebtedness evidenced hereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to this security except by payment in full of the principal of and interest (including Additional Amounts, if any) on this Security.

     For so long as any Securities are outstanding and subject to Section 12.9 of the Indenture, the Guarantor will guarantee the delivery of the ADRs issuable upon conversion of the Securities pursuant to the terms of the Indenture and the Securities.

     The Guarantor shall be subrogated to all rights of the Holders against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of the Guarantee or the Indenture; provided, however, that the Guarantor hereby waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Company with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Company in respect thereof or (ii) to receive any payment in the nature of contribution or for any other reason, from any other obligor with respect to such payment, in each case, until the principal of and interest (including Additional Amounts, if any) on this Security shall have been paid in full.

     The Guarantee shall not be valid or become obligatory for any purpose with respect to this Security until the certificate of authentication on this Security shall have been signed by the Trustee.

     The Guarantee shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

     IN WITNESS WHEREOF, Teva Pharmaceutical Industries Limited has caused the Guarantee to be signed manually or by facsimile by its duly authorized officers.


                                        TEVA PHARMACEUTICAL INDUSTRIES
                                        LIMITED

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                           FORM OF REVERSE OF SECURITY

                        TEVA PHARMACEUTICAL FINANCE B.V.

                  0.375% Convertible Senior Debenture due 2022

         Payment of Principal, Interest and Additional Amounts, if any, Unconditionally Guaranteed By and Convertible Into American Depositary
                                   Receipts of

                     TEVA PHARMACEUTICAL INDUSTRIES LIMITED


     Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. Principal and Interest.

     Teva Pharmaceutical Finance B.V., a company duly organized and existing under the laws of the Netherlands Antilles (the "Company"), promises to pay interest on the principal amount of this Security at the Interest Rate from November 18, 2002 until repayment at Maturity, redemption or repurchase. The Company will pay interest on this Security semiannually in arrears on May 15 and November 15 of each year (each an "Interest Payment Date"), commencing May 15, 2003.

     Interest on the Securities shall be computed (i) for any full semiannual period for which a particular Interest Rate is applicable on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable shorter than a full semiannual period for which interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.

     A Holder of any Security at the close of business on a Regular Record Date shall be entitled to receive interest (including Additional Amounts, if any) on such Security on the corresponding Interest Payment Date. A Holder of any Security which is converted after the close of business on a Regular Record Date and prior to the corresponding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date) shall be entitled to receive interest (including Additional Amounts, if any) on the principal amount of such Security, notwithstanding the conversion of such Security prior to such Interest Payment Date. However, any such Holder which surrenders any such Security for conversion during the period between the close of business on such Regular Record Date and ending with the opening of business on the corresponding Interest Payment Date shall be required to pay the Company an amount equal to the interest (including Additional Amounts, if any) on the principal amount of such Security so converted, which is payable by the Company to such Holder on such Interest Payment Date, at the time such Holder surrenders such Security for conversion. Notwithstanding the foregoing, any such Holder which surrenders for conversion any Security which has been called for redemption by the Company in a notice of redemption given by the

Company pursuant to Section 10.4 of the Indenture shall be entitled to receive (and retain) such interest (including Additional Amounts, if any) and need not pay the Company an amount equal to the interest (including Additional Amounts, if any) on the principal amount of such Security so converted at the time such Holder surrenders such Security for conversion.

     In accordance with the terms of the Resale Registration Rights Agreement, dated November 18, 2002 (the "Registration Rights Agreement"), among the Company, the Guarantor, Lehman Brothers Inc. and Salomon Smith Barney Inc., during the first 90 days following a Registration Default (as defined in the Registration Rights Agreement), the Interest Rate borne by the Securities shall be increased by 0.25% on:

          (A) February 17, 2003, if the Shelf Registration Statement (as defined in the Registration Rights Agreement) is not filed prior to or on February 16, 2003;

          (B) May 18, 2003, if the Shelf Registration Statement is not declared effective by the Securities and Exchange Commission prior to or on May 17, 2003;

          (C) Except during any period that the prospectus contained in the Shelf Registration Statement has been suspended, the day after the fifth Business Day after the Shelf Registration Statement, previously declared effective, ceases to be effective or fails to be usable, if a post-effective amendment (or report filed pursuant to the Exchange Act) that cures the Shelf Registration Statement is not filed with the Securities and Exchange Commission during such five Business Day period; or

          (D) the day following the 45th or 60th day, as the case may be, of any period that the prospectus contained in the Shelf Registration Statement has been suspended, if such suspension has not been terminated.

From and after the 91st day following such Registration Default, the Interest Rate borne by the Securities shall be increased by 0.50%. In no event shall the Interest Rate borne by the Securities be increased by more than 0.50%.

     Any amount of additional interest will be payable in cash semiannually, in arrears, on each Interest Payment Date and will cease to accrue on the date the Registration Default is cured. The Holder of this Security is entitled to the benefits of the Registration Rights Agreement.

2. Method of Payment.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Principal of and interest (including Additional Amounts, if any) on, Global Securities will be payable to the Depositary in immediately available funds.

     Principal on Physical Securities will be payable at the office or agency of the Company maintained for such purpose, initially the Corporate Trust Office of the Trustee. Interest (including Additional Amounts, if any) on Physical Securities will be payable by (i) U.S. Dollar check drawn on a bank in The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Register, or (ii) upon application to the Registrar not later than the relevant Record Date by a Holder of an aggregate principal amount in excess of $5,000,000, wire transfer in immediately available funds, which application shall remain in effect until the Holder notifies, in writing, the Registrar to the contrary.

     3. Paying Agent and Registrar.

     Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change the Paying Agent or Registrar without notice to any Holder.

     4. Indenture.

     The Company issued this Security under an Indenture, dated as of November 18, 2002 (the "Indenture"), among the Company, the Guarantor and The Bank of New York, as trustee (the "Trustee"). The terms of the Security include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"). This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

     5. Optional Redemption.

     This Security (except for such portion of the Security that the Company is required to repurchase pursuant to Section 11.1(a) of the Indenture) may be redeemed in whole upon not less than 20 nor more than 60 days' notice, at any time on or after November 18, 2007, at the option of the Company, at the Redemption Price equal to the principal amount of such Securities plus any interest (including Additional Amounts, if any) accrued and unpaid to, but excluding, the Redemption Date.

     Securities in original denominations larger than $1,000 may be redeemed in part. If any Security selected for partial redemption is converted or repurchased in part before termination of the conversion or repurchase right with respect to the portion of the Security so selected, the converted or repurchased portion of such Security shall be deemed to be the portion selected for redemption (provided, however, that the Holder of such Security so converted or repurchased and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion of such Security). Securities which have been converted or repurchased during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

     On and after the Redemption Date, interest shall cease to accrue on Securities or portions of Securities called for redemption, unless the Company defaults in the payment of the Redemption Price.

     Notice of redemption will be given by the Company to the Holders as provided in the Indenture.

6. Repurchase Rights.

     Optional Repurchase Rights. On November 18, 2007, November 15, 2012, and November 15, 2017, the Holder of Securities, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase the Securities (or any portion of the principal amount hereof that is equal to any integral multiple of $1,000 (provided that no single Security may be repurchased in part unless the portion of the principal amount of this Security to be Outstanding after such repurchase is equal to an integral multiple of $1,000) at a repurchase price equal to 100% of the principal amount of the Securities plus interest (including Additional Amounts, if any) accrued and unpaid to Optional Repurchase Date.

     Repurchase Right Upon a Change of Control or Termination of Trading. If a Change in Control or a Termination of Trading occurs, the Holder of Securities, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase the Securities (or any portion of the principal amount hereof that is at least an integral multiple of $1,000, provided that the portion of the principal amount of this Security to be Outstanding after such repurchase is at least equal to $1,000) at 100% of the principal amount of the Securities, plus any interest accrued and unpaid to the Repurchase Date.

     Subject to the conditions provided in the Indenture, upon exercise by the Holder of its First Optional Repurchase Right or Fundamental Change Repurchase Right, the Company may elect to pay some or all of the Repurchase Price by delivering a number of ADRs equal to (i) a Repurchase Price divided by (ii) 97% of the average of the Trading Prices per ADR for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the applicable Repurchase Date.

     No fractional ADRs will be issued upon repurchase of any Securities. Instead of any fractional ADR which would otherwise be issued upon conversion of such Securities, the Company shall pay a cash adjustment as provided in the Indenture.

     A Company Notice will be given by the Company to the Holders as provided in the Indenture. To exercise a repurchase Right, a Holder must deliver to the Trustee a written notice as provided in the Indenture.

7. Conversion Rights.

     Subject to and upon compliance with the provisions of the Indenture, the Holder of Securities is entitled, at such Holder's option, to convert the Holder's Securities (or any portion of the principal amount hereof which is an integral multiple of $1,000), at the principal amount thereof or of such portion, into duly authorized, fully paid and nonassessable ADRs of the Guarantor, at the Conversion Price in effect at the time of conversion:

          (A) during any Conversion Period, if the Trading Price of the ADRs of the Guarantor for at least 20 Trading Days in the 30 Trading Day period ending on the first day of such Conversion Period was more than 120% of the Conversion Price in effect on such 30th Trading Day;

          (B) during the five Business Day period following any period of 10 consecutive Trading Days in which the average of the Trading Prices of the Securities for such 10 Trading Day period was less than 105% of the average of the Conversion Values of the Securities during the same period;

          (C) at any time prior to the close of business on the second Business Day preceding the date fixed for redemption, if such Security has been called for redemption pursuant to the terms of the Indenture;

          (D) during any period in which (A) the credit rating assigned to the Securities by Standard & Poor's Rating Group is below BB+, (B) the credit rating assigned to the Securities by such rating agency is suspended or withdrawn or (C) such rating agency is not then rating the Securities; or

          (E) in the event of certain corporate transactions as provided in the Indenture.

     Such conversion right shall expire at the close of business on the Business Day immediately preceding November 15, 2022.

     In the case of a Security (or a portion thereof) called for redemption, such conversion right in respect of the Security (or such portion thereof) so called, shall expire at the close of business on the second Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption. In the event a Holder exercises its Repurchase Right with respect to a Security (or a portion thereof), such conversion right in respect of the Security (or portion thereof) shall expire at the close of business on the Business Day preceding the Repurchase Date.

     The Conversion Price shall be initially equal to $85.7978 per ADR. The Conversion Price shall be adjusted under certain circumstances as provided in the Indenture.

     To exercise the conversion right, the Holder must surrender the Security (or portion thereof) duly endorsed or assigned to the Company or in blank, at the office of the Conversion Agent, accompanied by a duly signed conversion notice to the Company. Any Security surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the corresponding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), shall also be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Securities being surrendered for conversion.

     No fractional ADRs will be issued upon conversion of any Securities. Instead of any fractional ADR which would otherwise be issued upon conversion of such Securities, the Company shall pay a cash adjustment as provided in the Indenture.

8. Denominations; Transfer; Exchange.

     The Securities are issuable in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

     In the event of a redemption in part, the Company will not be required (a) to register the transfer of, or exchange, Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, or (b) to register the transfer of, or exchange, any such Securities, or portion thereof, called for redemption.

     In the event of redemption, conversion or repurchase of the Securities in part only, a new Security or Securities for the unredeemed, unconverted or unrepurchased portion thereof will be issued in the name of the Holder hereof.

9. Persons Deemed Owners.

     The registered Holder of this Security shall be treated as its owner for all purposes.

10. Unclaimed Money.

     The Trustee and the Paying Agent shall pay to the Company any money held by them for the payment of principal if any, or interest that remains unclaimed for 18 months after the date upon which such payment shall have become due. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

11. Discharge Prior to Redemption or Maturity.

     Subject to certain conditions contained in the Indenture, the Company may discharge its obligations under the Securities and the Indenture if (1) (a) all of the Outstanding Securities shall become due and payable at their scheduled Maturity within one year or (b) all of the Outstanding Securities are scheduled for redemption within one year, and (2) the Company shall have deposited with the Trustee money and/or U.S. Government Obligations sufficient to pay the principal of and interest on, all of the Outstanding Securities on the date of Maturity or redemption, as the case may be.

12. Amendment; Supplement; Waiver.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of the Indenture). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest (including Additional Amounts, if any) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security (or pay cash in lieu of conversion) as provided in the Indenture.

13. Defaults and Remedies.

     The Indenture provides that an Event of Default with respect to the Securities occurs when any of the following occurs:

          (a) the Company defaults in the payment of the principal of any of the Securities when it becomes due and payable at Maturity, upon redemption or exercise of a repurchase right or otherwise;

          (b) the Company defaults in the payment of interest (including Additional Amounts, if any) on any of the Securities when it becomes due and payable and such default continues for a period of 30 days;

          (c) the Guarantor fails to perform under the Guarantees;

          (d) either the Company or the Guarantor fails to perform or observe any other term, covenant or agreement contained in the Securities or Indenture and the default continues for a period of 60 days after written notice of such failure is given as specified in the Indenture;

          (e) (i) either the Company or the Guarantor fails to make any payment by the end of the applicable grace period, if any, any payment of principal or interest due in respect of any Indebtedness for borrowed money, the aggregate outstanding principal amount of which is an amount in excess of $25,000,000; or (ii) there is an acceleration of any Indebtedness for borrowed money in an amount in excess of $25,000,000 because of a default with respect to such Indebtedness without such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled, in the case of either (i) or (ii) above, for a period of 30 days after written notice of such failure is given as specified in the Indenture

          (f) there are certain events of bankruptcy, insolvency or reorganization of the Company or Guarantor.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

14. Authentication.

     This Security shall not be valid until the Trustee (or authenticating agent) executes the certificate of authentication on the other side of this Security. 15. Abbreviations.

     Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

16. Additional Rights of Holders of Transfer Restricted Securities.

     In addition to the rights provided to Holders under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement.

17. CUSIP Numbers.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on this Security and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Security or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

18. Governing Law.

     The Indenture and this Security shall be governed by, and construed in accordance with, the law of the State of New York.

19. Successor Corporation.

     In the event a successor corporation assumes all the obligations of the Company or the Guarantor under this Security, pursuant to the terms hereof and of the Indenture, the Company or Guarantor, as the case may be, will be released from all such obligations.

                                 ASSIGNMENT FORM


             To assign this Security, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Security to:
________________________________________________________________________________
                (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
            (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: ___________________    Your Name: _______________________________________
                              (Print your name exactly as it appears on the face of this Security)

                              Your Signature: __________________________________
                              (Sign exactly as your name appears on the face of this Security)

                              Signature Guarantee*: ____________________________









     * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                        CERTIFICATIONS UPON TRANSFER.(6)

In connection with any transfer of this Security other than pursuant to a registration statement that has been declared effective under the Securities Act of 1933, as amended (the "Securities Act") (and which continues to be effective at the time of such sale) occurring prior to the date which is the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                  [Check One]

[ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder, and that the transfer has been effected pursuant to and in accordance with Rule 144A under the Securities Act and, accordingly, the undersigned does hereby further certify that the Securities are being transferred to a transferee that the undersigned reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such transferee exercises sole investment discretion, and such transferee and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

                  or

[ ] (b) this Security is being transferred in compliance with the exemption from registration under the Securities Act provided by Regulation S thereunder, and (A) the offer of the Securities was not made to a person in the United States; (B) either: (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States; (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  or

[ ] (c) this Security is being transferred other than in accordance with (a) or
        (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.


----------

(6) This page and the two pages immediately following should be included if the Security is a Physical Security.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless the conditions to any such transfer of registration set forth herein and in Sections 2.9, 2.10 and 2.11 of the Indenture shall have been satisfied.

Dated: ___________________    __________________________________________________
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.


                              Signature Guarantee:


                              __________________________________________________
                              Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that: (a) it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution; (b) it and any such account is a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act of 1933; (c) it is aware that the sale to it is being made in reliance on Rule 144A; (d) it acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information; and (e) it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.



Dated:____________________    __________________________________________________
                              NOTICE:  To be executed by an executive officer



TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing the Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account are not "U.S. persons" as defined in Regulation S under the Securities Act.




Dated: ___________________    __________________________________________________
                              NOTICE:  To be executed by an executive officer

                                CONVERSION NOTICE

TO:   TEVA PHARMACEUTICAL FINANCE B.V.
      c/o MeesPierson Trust (Curacao) N.V.
      J.B. Gorsiraweg 14
      Curacao, Netherlands Antilles


     The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (the principal amount of which is an integral multiple of $1,000) below designated, into ADRs in accordance with the terms of the Indenture referred to in this Security, and directs that the ADRs issuable and deliverable upon such conversion, together with any check in payment for fractional ADRs and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest (including Additional Amounts, if any) accompanies this Security.



Dated: ___________________    Your Name: _______________________________________
                              (Print your name exactly as it appears on the face of this Security)

                              Your Signature: __________________________________
                              (Sign exactly as your name appears on the face of this Security)

                              Signature Guarantee*: ____________________________


                              Social Security or other Taxpayer
                              Identification Number:____________________________


     Principal amount to be converted (if less than all): $





     * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Fill in for registration of ADRs (if to be issued) and Securities (if to be delivered) other than to and in the name of the registered holder:


            ________________________________________________
            (Name)

            ________________________________________________
            (Street Address)

            ________________________________________________
            (City, State and Zip Code)

                     NOTICE OF EXERCISE OF REPURCHASE RIGHT


TO:   TEVA PHARMACEUTICAL FINANCE B.V.
      c/o MeesPierson Trust (Curacao) N.V.
      J.B. Gorsiraweg 14
      Curacao, Netherlands Antilles


     The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from Teva Pharmaceutical Finance B.V. (the "Company") [as to the right of a holder to require repurchase by the Company of this Security on [November 18, 2007] [November 15, 2012], [November 15, 2017]] [as to the occurrence of a Change of Control/Termination of Trading] with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Security, or the portion thereof (the principal amount of which is an integral multiple of $1,000) below designated, in accordance with the terms of the Indenture referred to in this Security, together with interest (including Additional Amounts, if any) accrued and unpaid to, but excluding, such date, to the registered holder hereof, in cash.

Dated: ___________________    Your Name: _______________________________
                              (Print your name exactly as it appears on the face of this Security)


                              Your Signature: __________________________
                              (Sign exactly as your name appears on the face of this Security)


                              Signature Guarantee:* ____________________

                              Social Security or other Taxpayer
                              Identification Number: ___________________



     Principal amount to be repaid (if less than all): $


----------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                SCHEDULE OF EXCHANGES FOR PHYSICAL SECURITIES(7)

     The following exchanges of a part of this Global Security for Physical Securities have been made:


                                                                         Principal Amount of this
                     Amount of decrease in     Amount of increase in     Global Security              Signature of
                     Principal Amount of       Principal Amount of       following such decrease      Authorized officer of
Date of Exchange     this Global Security      this Global Security      (or increase)                Trustee
----------------     ---------------------     ---------------------     -------------------------    ---------------------





----------

(7)  This page should be included only if the Security is a Global Security.

                                                                       EXHIBIT B


                    FORM OF INVESTMENT REPRESENTATION LETTER
                (INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATES)



The Bank of New York,
   as Trustee
101 Barclay Street
Floor 21W
New York, New York 10286
Attention:  Corporate Trust Administration
Re:   0.375% Convertible Senior Debentures due 2021 of Teva Pharmaceutical
Finance B.V. (the "Securities")

Ladies and Gentlemen:

In connection with the undersigned's proposed purchase of $____________ aggregate principal amount of 0.375% Convertible Senior Debentures due 2021 (the "Debentures") of Teva Pharmaceutical Finance B.V. (the "Company"), the undersigned confirms, represents and warrants that:

          (1) The undersigned is (a) an institutional "accredited investor" within the meaning of Rule 501(A)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act") or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501 under the Securities Act (an "Institutional Accredited Investor") or (b) an "accredited investor" within the meaning of Rule 501(A)(4), (5) or (6) under the Securities Act (a "Non-institutional Accredited Investor").

          (2) (A) Any purchase of the Securities by the undersigned will be for the undersigned's own account or for the account of one or more other Institutional Accredited Investors or Non-institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(A)(7) under the Securities Act and for each of which the undersigned exercises sole investment discretion or (B) the undersigned is a "bank", within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring the Securities as fiduciary for the account of one or more institutions for which the undersigned exercises sold investment discretion.

          (3) The undersigned will acquire Securities having a minimum aggregate principal amount of $250,000 for its own account or for any separate account for which the undersigned is acting.

          (4) The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of its investment in the Securities, and the undersigned and any accounts for which it is acting is each able to bear the economic risk of its or their investment.

          (5) The undersigned is not acquiring the Securities with a view to distribution thereof or with any present intention of offering or selling any Securities or ADRs of the Company issuable upon conversion thereof, except as permitted below; provided that the disposition of the undersigned's property and the property of any accounts for which the undersigned is acting as fiduciary will remain at all times within the undersigned's control.

          (6) The undersigned understands that the Securities and the ADRs issuable upon conversion thereof have not been registered under the Securities Act or any applicable state securities laws.

          (7) The undersigned agrees, on its own behalf and on behalf of each account for which the undersigned acquires any Securities, that if in the future the undersigned decides to resell or otherwise transfer such Securities within two years after the original issuance of the Securities, such Securities may be resold or otherwise transferred only:

          (A) to the Company or any subsidiary thereof;

          (B) to a person which is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in compliance with Rule 144A under the Securities Act;

          (C) to a non-U.S. person outside the United States in compliance with Regulation S under the Securities Act;

          (D) pursuant to an exemption from registration under the Securities Act to an Accredited Investor that is purchasing Securities having an aggregate principal amount of at least $250,000 (or a number of shares of Common Stock at least equal to $250,000 divided by $85.824 (the initial conversion price)) and that, prior to such transfer, furnishes to you (or the transfer agent, as the case may be) a signed letter substantially in the form of this letter;

          (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available); or

          (F) pursuant to a registration statement which has been declared effective under the Securities Act (and continues to be effective at the time of such transfer).

     The undersigned further agrees to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

          (8) The undersigned understands that, on any proposed resale of any Securities, the undersigned will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. The undersigned further understands that the Securities purchased by the undersigned will be in definitive form and will bear a legend to the foregoing effect.

          (9) With respect to the certificates representing Securities the undersigned is purchasing, the undersigned understands that such certificates will be in definitive registered form and that the notification requirement referred to in (9) above requires that, until the expiration of the holding period with respect to sales of the Securities under clause (k) of Rule 144 under the Securities Act, such Securities will bear legends to the as set forth in the Indenture.

          (10) With respect to the certificates representing ADRs issuable upon conversion of the Securities, the undersigned understands that the notification requirement referred to in (8) above requires that, until the expiration of the holding period with respect to sales of such ADRs under clause (k) of Rule 144 under the Securities Act, such certificates will bear a legend substantially to the effect set forth in Section 2.3(a)(ii) of the Indenture and that a copy of such legend may be obtained from the Trustee.

     Each of the Company, the Trustee and the initial purchasers of the Securities are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,


                                        By:

                                            Name:
                                            Title:
                                            Address:

                                                                       EXHIBIT C


            FORM OF CERTIFICATE FOR TRANSFER PURSUANT TO REGULATION S

The Bank of New York,
   as Trustee
101 Barclay Street
Floor 21W
New York, New York 10286
Attention:  Corporate Trust Administration
Re:   0.375% Convertible Senior Debentures due 2021 of Teva Pharmaceutical
Finance B.V. (the "Securities")

Ladies and Gentlemen:

In connection with the undersigned's proposed sale of $____________ aggregate principal amount of 0.375% Convertible Senior Debentures due 2021 (the "Debentures") of Teva Pharmaceutical Finance B.V. (the "Company"), the undersigned confirms, represents and warrants that these Debentures are being transferred in compliance with the exemption from registration under the Securities Act provided by Regulation S thereunder, and (A) the offer of the Debentures was not made to a person in the United States; (B) either: (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States; (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

            Each of the Company, the Trustee and the initial purchasers of the Securities are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,


                                        By:

                                            Name:
                                            Title:
                                            Address:


                                      C-1